UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ARIES VENTURES INC.

(Name of Registrant as Specified In Its Charter)

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ARIES VENTURES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, January 17, 2006

Time:	9:00 a.m., Pacific time

Place:	Doubletree Hotel San Diego/Del Mar
11915 El Camino Real
San Diego, California 92130-2539

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Aries Ventures Inc. to consider and act upon the following matters:

1.	To elect seven (7) directors consisting of two (2) Class I directors, two (2) Class II directors and three (3) Class III directors to serve until the next annual meeting of stockholders held to elect directors of their respective class and until their successors are elected and qualified;

2.	To approve and adopt an Agreement and Plan of Merger providing for the merger of Aries Ventures Inc. into its wholly-owned subsidiary, Cardium Therapeutics, Inc., a Delaware corporation, for the purpose of effectively changing the Company’s state of incorporation from Nevada to Delaware, changing the Company’s name to Cardium Therapeutics, Inc. and more clearly reflecting our business plans and objectives;

3.	To approve an increase of our authorized capital stock from 60,000,000 (50,000,000 of common stock and 10,000,000 of preferred stock) to 240,000,000 (200,000,000 of common stock and 40,000,000 of preferred stock);

4.	To approve a change from a variable range Board of Directors of from three to seven members to a fixed-size Board of no less than three members and as otherwise determined from time to time by the Board of Directors;

5.	To approve an amendment to change the required vote for proposals with prior Board approval from 50% of the outstanding shares to 50% of the outstanding shares voting thereon;

6.	To approve an amendment to add that directors may only be removed for cause and with stockholder approval;

7.	To approve adding an “anti-greenmail” provision that would limit the Company’s ability to make any stock repurchase from an interested stockholder;

8.	To approve an amendment to require that stockholder action be effected at a meeting;

9.	To approve our 2005 Equity Incentive Plan;

10.	To ratify the selection of Marcum & Kliegman LLP as our independent registered public accounting firm for the fiscal year December 31, 2005; and

11.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on December 2, 2005, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, facsimile, via the internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone, facsimile or via the internet will further help us reduce the costs of solicitation. An addressed envelope for which no postage is required is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

Christopher J. Reinhard

Chairman of the Board, Chief Executive Officer and President

3611 Valley Centre Drive, Suite 525

San Diego, California 92130

(858) 436-1000

January 6, 2006

ARIES VENTURES INC.

3611 Valley Centre Drive, Suite 525

San Diego, California 92130

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors (“Board”) of Aries Ventures Inc., a Nevada corporation (“Aries,” the “Company” or “we,” “our,” or “us”), for use at the annual meeting of stockholders to be held on Tuesday, January 17, 2006, at 9:00 a.m. Pacific time, at the Doubletree Hotel San Diego/Del Mar, 11915 El Camino Real, San Diego, California 92130-2539, and at any adjournment thereof (the “Annual Meeting”). We expect to mail this proxy statement and the enclosed proxy card on or about January 6, 2006 to all stockholders entitled to vote at the Annual Meeting.

VOTING INFORMATION

Who can vote?

You may vote if you were a stockholder of record as of the close of business on December 2, 2005. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of December 2, 2005, approximately 29,249,801 shares of our common stock, par value $0.01 per share, were issued and outstanding.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of December 2, 2005, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (Christopher J. Reinhard and Tyler M. Dylan) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card. You may vote by telephone, facsimile, via the internet or by mail. Shares held in street name may be voted by telephone, facsimile or via the internet only if your broker or nominee makes those methods available. Your broker or nominee will enclose instructions for voting shares held in street name by telephone, facsimile or via the internet with this proxy statement if your broker or nominee has chosen to make those methods available.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you vote by mail or facsimile and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Aries Ventures Inc., 3611 Valley Centre Drive, Suite 525, San Diego, California 92130, Attention: Tyler M. Dylan, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decided you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. An abstention from voting will be used for the purpose of establishing a quorum, and will be considered a vote “against” a proposal. A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve each proposal?

For the election of the seven directors, a plurality of the votes is required. This means that the seven candidates who receive the most votes will be elected to the seven positions on the Board of Directors. The affirmative vote of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting is required to approve the other proposals, with the except of Proposal 8, which requires the affirmative vote of not less than 60% of the issued and outstanding shares entitled to vote at the Annual Meeting.

As of December 2, 2005, our executive officers and directors held of record or beneficially approximately 5,503,256 shares, or 18.8%, of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” the election of each nominee for director and “for” each of the other proposals described in this proxy statement.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, telegram, e-mail or other means. No additional compensation will be paid to these individuals for any such services.

CERTAIN RECENT EVENTS

On October 20, 2005, Aries completed a reverse merger (the “Merger”) with privately held Cardium Therapeutics, Inc., a Delaware corporation, whereby a newly formed and wholly-owned subsidiary of Aries was merged with and into Cardium. As a result, Cardium became a wholly-owned subsidiary of Aries.

Upon the close of the Merger, Cardium acquired a portfolio of cardiovascular growth factor therapeutic assets from Schering AG (Germany) (“Schering”) and/or its affiliates for a purchase price of approximately $4,000,000 in cash and the assumption of certain obligations (“Schering Transaction”). Since the Merger, Cardium has continued its business under the name Cardium Therapeutics, Inc. as a wholly-owned subsidiary of Aries. In addition to the Schering Transaction, Cardium plans to also seek to broaden and expand its product base and financial resources through other corporate development transactions intended to enhance stockholder value.

Concurrently with the Merger, Aries also closed a private placement of 19,325,651 shares of its common stock at a purchase price of $1.50 per share and received net proceeds of $25,552,390.

As part of the Merger, Divo Milan and Selwyn Kossuth each resigned from their positions as a director of Aries, and Robert Weingarten resigned from his positions as the President, Chief Financial Officer and Secretary of Aries, each effective as of the effective time of the Merger. Mr. Weingarten has remained a director of Aries pending the election of directors at the Annual Meeting and will resign thereafter. Christopher Reinhard, the Chairman of the Board, Chief Executive Officer, President and Treasurer of Cardium was appointed to the same positions with Aries, and Tyler Dylan, Chief Business Officer, General Counsel, Executive Vice President and Secretary of Cardium, was also appointed to such positions with Aries, each effective as of the effective time of the Merger.

More information about these events is provided in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 mailed with this proxy statement and our Current Report on Form 8-K filed with the SEC on October 26, 2005.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The Board of Directors currently includes two Class I directors. In connection with the Merger, Messrs. Milan and Kossuth each resigned their positions as a director of Aries and as a result there are currently no Class II or Class III directors. The name, age and business experience of each of our directors are shown below.

CLASS I

Robert Weingarten (Age 53)

Director since December 2004

Mr. Weingarten previously served as Chief Financial Officer (November 1998—October 20, 2005), President (October 2002—October 20, 2005), and Chairman of the Board of Directors (December 31, 2004—October 20, 2005) of Aries. From July 1992 to present, Mr. Weingarten has been the sole shareholder of Resource One Group, Inc., a financial consulting and advisory company. Since 1979, Mr. Weingarten has served as a consultant to numerous public companies in various stages of development, operation or reorganization. Mr. Weingarten received an M.B.A. Degree in Finance from the University of Southern California in 1975 and a B.A. Degree in Accounting from the University of Washington in 1974. Mr. Weingarten currently serves as an officer and director of Resource Ventures, Inc., a former wholly-owned subsidiary of Aries, and as an officer of YouthStream Media Networks, Inc. and ARTISTdirect, Inc. (both of which are public companies).

Christopher J. Reinhard (Age 52)

Chairman of the Board, Chief Executive Officer, President and Treasurer

Director and Officer since October 2005

Mr. Reinhard has been a director and the Chief Executive Officer, President and Treasurer of Aries since October 20, 2005. Mr. Reinhard is also a co-founder of Cardium Therapeutics, Inc., our wholly-owned subsidiary, and has served as a director and the Chief Executive Officer, President and Treasurer of Cardium since its inception in December 2003. Previously, he served as Chief Financial Officer of Aries (October 20, 2005—November 16, 2005). For the past nine years, Mr. Reinhard has been focused on the commercial development of cardiovascular growth factor therapeutics. Before founding Cardium, he was a co-founder of Collateral Therapeutics, Inc., a former Nasdaq listed public company, and served as a director (from 1995) and President (from 1999) of Collateral Therapeutics until the completion of its acquisition by Schering AG (Germany) in 2002. He continued as Chief Executive of Collateral Therapeutics through December 2004. Mr. Reinhard played a major role in effecting Collateral Therapeutics’ initial public offering led by Bear Stearns & Co. in 1998, and the sale of Collateral Therapeutics to Schering. Mr. Reinhard has also been Executive Chairman (since 2004) of Artes Medical, Inc., a privately-held specialty pharmaceutical and medical device company. Previously, Mr. Reinhard was Vice President and Managing Director of the Henley Group, a publicly-traded diversified industrial and manufacturing group, and Vice President of various public and private companies created by the Henley Group through spin-out transactions, including Fisher Scientific Group, a leading international distributor of laboratory equipment and test apparatus for the scientific community, Instrumentation Laboratory and IMED Corporation, a medical device company. Mr. Reinhard received a B.S. in Finance and an M.B.A. from Babson College.

Board Meetings

The Board of Directors held one regular meeting during the fiscal year ended September 30, 2005. All of the members of the Board of Directors were present at the meeting. During fiscal 2006, we anticipate that the Board of Directors will hold regular meetings at least quarterly.

Board Committees

Due to the current size of our Board of Directors resulting from the Merger, the Board of Directors does not have an Audit Committee, a Nominating Committee or a Compensation Committee. These functions are presently being performed by the entire Board of Directors pending the election of additional directors by our stockholders at the Annual Meeting as described under Proposal 1. The Board of Directors has determined that Mr. Weingarten is an “audit committee financial expert” as defined by applicable rules adopted by the SEC.

Following the Annual Meeting, it is anticipated that the Board of Directors will hold a meeting and, subject to election of the director nominees set forth under Proposal 1, form an Audit Committee comprised of Messrs. Simon (Chairman), Hutchison and Lewis, a Nominating Committee comprised of Messrs. Hutchison (Chairman), Gabrielson and Otremba, and a Compensation Committee comprised of Messrs. Lewis (Chairman), Simon and Hutchison. Membership on each committee will be limited to independent directors as defined under the listing standards of the Nasdaq Stock Market. In addition, members of the Audit Committee will also be required to meet the independence standards for audit committee members adopted by the Securities and Exchange Commission (SEC).

Audit Committee. Following the Annual Meeting and subject to the election of the director nominees set forth under Proposal 1, it is anticipated that the Board of Directors will adopt an Audit Committee Charter substantially in the form attached to this proxy statement as Exhibit A. The general function of the Audit Committee will be to oversee the accounting and financial reporting processes of the Company and the audits of our financial statements. The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Company, including the integrity of our financial statements and disclosures; the surveillance of administration and financial controls and our compliance with legal and regulatory requirements; the qualification, independence and performance of our independent auditing firm; and the performance of our internal audit function and control procedures. The Audit Committee will be responsible for reviewing and recommending matters to the Board of Directors, but will have no authority to make final decisions except as set forth in the Audit Committee’s charter. The Audit Committee will have the sole authority to appoint, determine funding for, and oversee our independent auditing firm.

Compensation Committee. Following the Annual Meeting and subject to the election of the director nominees set forth under Proposal 1, it is anticipated that the Board of Directors will form a Compensation Committee comprised of the members noted above. The Compensation Committee will recommend to the Board of Directors policies under which compensation is paid or awarded to our directors, officers and certain other personnel. Among other things, the Compensation Committee will recommend to the Board of Directors the amount of compensation to be paid or awarded to our directors, officers and certain other personnel including salary, bonuses, stock option grants, other cash or stock awards under our incentive compensation plans as in effect from time to time, retirement and other compensation.

Nominating Committee. Following the Annual Meeting and subject to the election of the director nominees set forth under Proposal 1, it is anticipated that the Board of Directors will adopt a Nominating Committee Charter substantially in the form attached to this proxy statement as Exhibit B. The purpose of the Nominating Committee will be to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors and in determining the composition of the Board of Directors and its various committees. The Nominating Committee will periodically review the qualifications and independence of directors, select candidates as nominees for election as directors, recommend directors to serve on the various committees of the Board of Directors, review director compensation and benefits, and oversee the self-assessment process of each of the committees of the Board of Directors.

The Nominating Committee will consider nominee recommendations from a variety of sources, including nominees recommended by stockholders. Persons recommended by stockholders will be evaluated on the same basis as persons suggested by others. Stockholder recommendations may be made in accordance with our Stockholder Communications Policy. See “Stockholder Communications with Directors” below. Stockholder recommendations will also be considered by the entire Board of Directors until the formation of the Nominating Committee in accordance with the above described process. The Nominating Committee will have the authority to retain a search firm to assist in the process of identifying and evaluating candidates. Each of the nominees for director set forth under Proposal 1 were recommended by our Chairman and Chief Executive Officer after consultations with various director candidates and others.

The Board of Directors has not established, and it is not anticipated that the Nominating Committee will establish, any specific minimum requirements for potential members of our Board of Directors. Instead, the evaluation process will include many factors and considerations including, but not limited to, a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board of Directors with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the deliberations of the Board of Directors respecting the Company’s business strategies, financial and operational performance and corporate governance practices. Nominees will generally be selected based on attributes, it is believed, would be most beneficial to the Company in light of all the circumstances.

Stockholder Rights Plan

The nominees listed under Proposal 1 below are expected to consider adopting a stockholder rights plan similar to those adopted by thousands of other public companies. We believe that such a rights plan can be an important tool for protecting the full value of the stockholders’ investment in the Company because, as is typical of company’s in our industry, our technologies and product candidates may not be adequately valued under variable market conditions.

Any rights plan adopted by the Company would be designed to ensure that the Company’s stockholders receive fair and equal treatment in the event of an unsolicited attempt to take over the Company and to guard against partial tender offers and other abusive takeover tactics designed to gain control of the Company without paying all of the stockholders the fair value of their shares. It would also provide all of the stockholders of the Company with an equal opportunity to share in any premium paid upon an acquisition of control and allow both the stockholders and the Board adequate time to assess a take-over bid and explore and develop alternative courses of action in an attempt to maximize stockholder value.

We will not adopt a stockholder rights plan with the intention of securing the continuance in office of incumbent directors or avoiding an acquisition of control of the Company in a transaction that is fair and in the best interests of the stockholders. In that regard, the rights plan is not intended to prevent a takeover of the Company or other business combination involving the Company, and should not prevent or interfere with any merger or business combination that is approved by the Board of Directors.

We anticipate that our new Board (a majority of whom are expected to be independent), will begin consideration of such a plan at or soon after its first board meeting in January 2006 and, subject to full consideration and final Board approval, to implement a plan soon thereafter.

Among the many features of a stockholder rights plan that the Board will consider will be the most appropriate mechanism for a periodic revaluation and reassessment of the plan. In particular, the Board will determine whether and how often the plan would be subjected to periodic review and ratification by a committee comprised solely of independent directors. The Company believes that such a rights plan represents a sound and reasonable means of addressing the issues of corporate governance in our complex and potentially undervalued business environment, and should help the Board of Directors to avoid any potential efforts to take control of the Company in a manner or at a price that does not adequately reflect the Company’s intrinsic value.

If our new Board determines to proceed with the implementation of a stockholder rights plan, we will provide an outline of the details of the plan in a letter to our stockholders as well as filing a copy of the full rights plan with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K and/or a Proxy Statement, as appropriate.

Stockholder Communications with Directors

At the meeting of the Board of Directors to be held following the Annual Meeting, it is anticipated the Board of Directors will adopt a Stockholder Communications Policy to provide a process by which our stockholders may communicate with the Board of Directors. It is anticipated that under the policy stockholders may communicate with the Board of Directors as a whole, with the independent directors, with a committee of the Board, or with a particular director. Stockholders wishing to communicate directly with our Board of Directors would be able to do so by mail addressed to the Company at 3611 Valley Centre Drive, Suite 525, San Diego, California, 92130, Attn: Corporate Secretary. The envelope would be required to contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters would be required to identify the author as a stockholder of the Company and clearly state whether the intended recipients are all members of the Board of Directors, all independent directors, all members of a committee of the Board, or certain specified individual directors. The Corporate Secretary would review the communications received from stockholders at the above designated address on a regular basis and if they are relevant to the Company’s operations and policies, they would be copied and forwarded to the appropriate director or directors as expeditiously as reasonably practicable. By way of example, communications that are unduly hostile, threatening, obscene, illegal or similarly inappropriate would not be forwarded to any director. Matters deemed to be trivial in the sole discretion of the Corporate Secretary would be delivered to the appropriate director or directors at the next regularly scheduled meeting of the Board of Directors. The Corporate Secretary would periodically provide the Board of Directors with a summary of all communications received that were not forwarded and would make those communications available to any director upon request. The Board of Directors would determine whether any communications sent to the Board of Directors should be properly addressed by the entire Board or a committee thereof and whether a response to the communication is warranted.

Director Compensation

Mr. Weingarten will or has received a retention fee of $10,000 for serving as a member of the Board of Directors from and after the date of the Merger until the Annual Meeting. Each non-employee director elected at the Annual Meeting will receive an annual retention fee of $24,000, payable quarterly, and members of the Audit Committee will receive an additional annual fee of $10,000 for their service on the Audit Committee. Directors appointed during a term year may receive a proportional amount of the annual retention fee for that year. Options and other equity awards may be granted to directors on a discretionary basis. Upon joining the Board of Directors, each non-employee director will receive an option under the Company’s 2005 Equity Incentive Plan to buy 100,000 shares of the Company’s common stock, vesting over a four year period, with an exercise price equal to the last reported sale price of the Company’s common stock on the date of grant, and a ten year term. Mr. Reinhard receives no additional compensation for serving as a director. Directors are reimbursed for travel and other expenses incurred in connection with attending board and committee meetings.

PROPOSAL 1

ELECTION OF DIRECTORS

Members of each class of our Board of Directors are elected to serve for a three-year term. The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting. The Class I directors elected at the Annual Meeting will serve a term that will expire at our next annual meeting in 2007, the Class II directors will serve a term that will expire at the next annual meeting thereafter, and the Class III directors will serve a term that will expire at the next annual meeting thereafter.

Nominees

At the Annual Meeting seven directors are to be elected, two Class I directors, two Class II directors and three Class III directors, each to serve until the next annual meeting of stockholders held to elect directors of their respective classes and until each of their successors are elected and qualified or until their death, resignation or removal. The Board of Directors proposes the election of the nominees named below. Mr. Reinhard is currently a Class I member of our Board of Directors and it is proposed that he become a Class III director. He has not previously been elected as a director by stockholders. None of the other nominees currently serve on the Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted “for” the nominees named below. If the nominees should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominees as the present Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve.

Our Board of Directors proposes the election of the following nominees as members of the Board of Directors in the classes indicated:

CLASS I

Edward William Gabrielson, M.D. (Age 53)

Class I Director Nominee

Dr. Gabrielson has more than 25 years of experience as a physician and faculty member at Johns Hopkins University. Currently, Dr. Gabrielson is a Professor of Pathology and Oncology at Johns Hopkins University School of Medicine, and Professor of Environmental Health Sciences at the Johns Hopkins University Bloomberg School of Public Health. He is also an attending physician at the Johns Hopkins Hospital and Bayview Medical Center. Dr. Gabrielson received his Bachelor of Science in Biology and Chemistry from the University of Illinois and an M.D. from Northwestern University Medical School.

Lon Edward Otremba (Age 48)

Class I Director Nominee

Mr. Otremba is the Principal Managing Partner of Lon E. Otremba, Strategic and Operational Management Advisory, a management advisory firm. Previously, Mr. Otremba was Chief Executive Officer (September 2003-August 2005) and a director (September 2003-July 2005) of Muzak, LLC; Executive Vice President (2001-2003) of Time Warner; and President and a director (1997-2000) of Mail.com (now Easy Link Services Corp.). He currently sits on the board of a non-profit, independent school in Roslyn, New York.

CLASS II

Tyler M. Dylan, Ph.D., J.D. (Age 44)

Class II Director Nominee; Chief Business Officer, General Counsel, Executive Vice President and Secretary Officer since October 2005

Dr. Dylan has been the Chief Business Officer, General Counsel, Executive Vice President and Secretary of Aries since October 20, 2005. Dr. Dylan is also a co-founder of Cardium Therapeutics, Inc. and has served as a director and the General Counsel, Executive Vice President and Secretary of Cardium since its inception in December 2003, and as the Chief Business Officer of Cardium since May 2005. Dr. Dylan has focused on the development of cardiovascular growth factor therapeutics for the last seven years. He served as General Counsel (from 1998) and Vice President (from 1999) of Collateral Therapeutics until the completion of its acquisition by Schering in 2002. He continued as an executive officer of Collateral Therapeutics until October 2003. Dr. Dylan played a major role in developing Collateral Therapeutics’ intellectual property portfolio, in furthering its business development efforts and in advancing the company toward and through its acquisition by Schering. In addition to his work with Collateral Therapeutics, Dr. Dylan has advised both privately-held and publicly-traded companies that are developing, partnering or commercializing technology-based products. Before joining Collateral Therapeutics, Dr. Dylan was a partner of the international law firm of Morrison & Foerster LLP. In his law firm practice, Dr. Dylan focused on the development, acquisition and enforcement of intellectual property rights, as well as related business and transactional issues. He also has worked with both researchers and business management in the biotech and pharmaceutical industries. Dr. Dylan received a B.Sc. in Molecular Biology from McGill University, Montreal, Canada; a Ph.D. in Biology from the University of California, San Diego, where he performed research at the Center for Molecular Genetics, and a J.D. from the University of California, Berkeley.

Gerald J. Lewis (Age 72)

Class II Director Nominee

Justice Lewis served on a number of courts in the California judicial system, and retired from the Court of Appeal in 1987. He has served as an arbitrator or mediator on a large number of cases and was Of Counsel to Latham & Watkins from 1987 to 1997. He has been a director of several publicly-traded companies, including Henley Manufacturing, Wheelabrator Technologies, Fisher Scientific International, California Coastal Properties and General Chemical Group, and was Chairman of the Audit Committee of several of these companies. Since 2000, Justice Lewis has been a director of Invesco Mutual Funds, which became the AIM Mutual Funds in 2003.

CLASS III

Murray Hunter Hutchison (Age 67)

Class II Director Nominee

Mr. Hutchison served 24 years as Chief Executive Officer and Chairman of International Technology Corp., a large publicly-traded diversified environmental engineering firm, until his retirement in 1996. Since his retirement, Mr. Hutchison has been self-employed with his business activities involving primarily the management of an investment portfolio. Mr. Hutchison currently serves as a director of Jack in the Box, Inc., a publicly-traded fast food restaurant chain, and as a director of Cadiz, Inc., a publicly-traded company focused on land acquisition and water development activities, and has served on the audit committee of several publicly-traded companies. Mr. Hutchinson holds a B.S. in Economics and Foreign Trade.

Christopher J. Reinhard (Age 52)

Chairman of the Board, Chief Executive Officer, President and Treasurer

Director and Officer since October 2005

Mr. Reinhard has been a director and the Chief Executive Officer, President and Treasurer of Aries since October 20, 2005. Mr. Reinhard is also a co-founder of Cardium Therapeutics, Inc. and has served as a director and the Chief Executive Officer, President and Treasurer of Cardium since its inception in December 2003.

Previously, he served as Chief Financial Officer of Aries (October 20, 2005—November 16, 2005). For the past nine years, Mr. Reinhard has been focused on the commercial development of cardiovascular growth factor therapeutics. Before founding Cardium, he was a co-founder of Collateral Therapeutics, Inc., a former Nasdaq listed public company, and served as a director (from 1995) and President (from 1999) of Collateral Therapeutics until the completion of its acquisition by Schering AG (Germany) in 2002. He continued as Chief Executive of Collateral Therapeutics through December 2004. Mr. Reinhard played a major role in effecting Collateral Therapeutics’ initial public offering led by Bear Stearns & Co. in 1998, and the sale of Collateral Therapeutics to Schering. Mr. Reinhard has also been Executive Chairman (since 2004) of Artes Medical, Inc., a privately-held specialty pharmaceutical and medical device company. Previously, Mr. Reinhard was Vice President and Managing Director of the Henley Group, a publicly-traded diversified industrial and manufacturing group, and Vice President of various public and private companies created by the Henley Group through spin-out transactions, including Fisher Scientific Group, a leading international distributor of laboratory equipment and test apparatus for the scientific community, Instrumentation Laboratory and IMED Corporation, a medical device company. Mr. Reinhard received a B.S. in Finance and an M.B.A. from Babson College.

Ronald I. Simon, Ph.D. (Age 67)

Class III Director Nominee

Dr. Simon is currently a financial consultant to various businesses. Since 2003, Dr. Simon has been a Director of WSF Financial Inc., a publicly-traded financial services company. Formerly, he was a director of Collateral Therapeutics from 1998 until its acquisition by Schering in 2002. From 1995 through 2002, Dr. Simon was a director of SoftNet Systems, Inc., and since 2002, has been a director of its successor company, American Independence Corp., a holding company engaged principally in the health insurance and reinsurance business. He was a director of BDI Investment Corporation, a closely held regulated investment company, from February 2003 until its liquidation in early 2005 and served as Chief Financial Officer for Wingcast, LLC, a developer of automotive telematics from 2001 to 2002. During 2001, Dr. Simon served as Acting Chairman, Chief Executive Officer and Chief Financial Officer for SoftNet Systems, Inc. He also served as Executive Vice President and Chief Financial Officer of Western Water Company from 1997 to 2000, and a director of Western Water Company from 1999 through 2001. Dr. Simon was Managing Director—Chief Financial Officer of The Henley Group from 1986 to 1990. Dr. Simon earned a B.A. degree from Harvard University, an M.A. degree from Columbia University, and a Ph.D. from Columbia University Graduate School of Business.

Our Board of Directors unanimously recommends that you vote “FOR” the election of each nominee as a director in the class specified.

PROPOSAL 2

APPROVAL OF AN AGREEMENT AND PLAN OF MERGER TO MERGE ARIES VENTURES INC. INTO ITS WHOLLY-OWNED SUBSIDIARY, CARDIUM THERAPEUTICS, INC., A DELAWARE CORPORATION, FOR THE PURPOSE OF EFFECTIVELY CHANGING THE COMPANY’S STATE OF INCORPORATION FROM NEVADA TO DELAWARE, CHANGING THE COMPANY’S NAME TO CARDIUM THERAPEUTICS, INC. AND MORE CLEARLY REFLECTING OUR BUSINESS PLANS AND OBJECTIVES

Introduction

For the reasons set forth below, our Board of Directors has determined that it would be in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware, and to change its name to Cardium Therapeutics, Inc. to more clearly reflect our business plans and objectives following the Merger. Often, this is accomplished through the creation of a new wholly-owned Delaware subsidiary into which the Company would merge. However, since the Company already has a wholly-owned Delaware subsidiary as a result of the Merger, the Board has approved a merger of the Company with and into Cardium Therapeutics, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary, to effectively change the Company’s state of incorporation and name. In such a merger, Cardium will acquire all of the assets and assume all of the liabilities of the Company and shall be the surviving corporation (“Proposed Reincorporation”).

You are urged to read carefully this section of the proxy statement in its entirety, including the related exhibits referenced below and attached to this proxy statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

The Proposed Reincorporation will be effected by merging Aries into Cardium (“New Merger”) pursuant to an Agreement and Plan of Merger in the form attached hereto as Exhibit C (“Merger Agreement”). Upon completion of the New Merger, Aries, as a corporate entity, will cease to exist and Cardium will succeed to the assets and liabilities of Aries and will do business under the name “Cardium Therapeutics, Inc.”

No Change in Business, Management, Board Members, Assets, Liabilities or Location of Principal Facilities

The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this proxy statement, and a change in the name of the Company from Aries Ventures Inc. to Cardium Therapeutics, Inc. The Proposed Reincorporation will not result in any change in the business, management, board of directors, fiscal year, assets, liabilities or location of the principal facilities of the consolidated Company. The directors elected at the Annual Meeting to serve on the Board of Aries will become the directors of Cardium. Any employee benefit or stock option plans of Aries will become Cardium plans. Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Cardium plans. Other employee benefit arrangements of Aries will also be continued by Cardium upon the terms and subject to the conditions currently in effect. Please also see Proposal 9 below pursuant to which we are seeking stockholder approval of the 2005 Equity Incentive Plan.

Effective Date of New Merger

The Proposed Reincorporation has been approved by the members of the Board of Directors. If approved by the stockholders, as promptly as practicable thereafter, duly authorized officers of Aries and Cardium will make and execute Articles of Merger and a Certificate of Merger and will cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively. The effective date of the New Merger will be the date on which the New Merger becomes effective under the laws of Nevada or the date on which the New Merger becomes effective under the laws of Delaware, whichever occurs later (“Effective Date”).

As described in the Merger Agreement, if before the Effective Date the Board determines that circumstances have arisen that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement, the New Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval).

In addition, as further discussed under Proposals 3 through 8 below, if you approve this Proposal 2 but do not approve Proposals 3 through 8, we would not be able to complete the New Merger and the New Merger may be abandoned. However, the Board of Directors reserves the right to instead cause the Delaware Charter and the Delaware Bylaws (as hereinafter defined) to be revised consistent with the vote of the stockholders pertaining to Proposals 3 through 8 and proceed with the New Merger.

Change in Capital Structure Resulting From Proposed Reincorporation

Our authorized capital stock currently consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, both with a par value of $0.01 per share. As of December 2, 2005, approximately 29,249,801 shares of our common stock were issued and outstanding. There were no shares of preferred stock outstanding. In addition, as of December 2, 2005, we had outstanding warrants to acquire 2,856,818 shares of Aries’ common stock and options to acquire 2,095,000 shares of Aries’ common stock.

The authorized stock of Cardium consists of 200,000,000 shares of common stock and 40,000,000 shares of preferred stock, each with a par value of $0.0001 per share. There are 7,850,000 share of common stock outstanding held by Aries and no shares of preferred stock outstanding. There are no outstanding options or warrants. Please see Proposal 3 below pursuant to which we are seeking stockholder approval of the increase in our authorized stock that would result if the New Merger is completed.

As provided in the Merger Agreement, each then outstanding share of Aries common stock, $0.01 par value per share, will be automatically converted into one share of Cardium common stock, $0.0001 par value per share, and the 7,850,000 shares of Cardium common stock outstanding and held by Aries will be cancelled, each on the Effective Date of the New Merger, resulting in approximately 29,249,801 shares of common stock outstanding after the New Merger. Any outstanding option or warrant issued by Aries also will automatically be converted into an equivalent option or warrant to purchase or acquire, upon the same terms and conditions, the number of shares of common stock of Cardium equal to the number of shares of Cardium the holder would have received on the Effective Date of the Merger if the holder had exercised any such option or warrant in full immediately prior to the Effective Date of the Merger, and the exercise price per share under each such option or warrant shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the New Merger, unless otherwise provided in the instrument granting the option or warrant.

Exchange of the Stock

Please do not send in any of your stock certificates representing shares of Aries’ common stock, as it will not be necessary for you to exchange your existing Aries stock certificates for Cardium stock certificates. You may, however, upon approval of the Proposed Reincorporation by stockholders, request that your certificates be exchanged if you so choose. Delivery of Aries common stock certificates will constitute delivery for transactions in shares of Cardium common stock after the effective date of the New Merger. Following the New Merger, each stock certificate representing issued and outstanding shares of common stock of Aries will represent a number of shares of common stock of Cardium equal to the number of shares such certificate currently represents.

Transferability of Shares

Aries common stock is traded on the over-the-counter market under the symbol “ARVT.” It is anticipated that after the New Merger, Cardium common stock will continue to be traded on the over-the-counter market but under a new symbol and with a new CUSIP number. There should be no interruption in the trading of our common stock as a result of the Proposed Reincorporation.

Stockholders whose shares of our common stock are freely tradable before the Proposed Reincorporation will own shares of Cardium common stock that are freely tradable after the Proposed Reincorporation. Similarly, any stockholders holding securities with transfer restrictions before the Proposed Reincorporation will hold securities of Cardium that have the same transfer restrictions after the Proposed Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Cardium stock certificates will be deemed to have acquired their shares on the date they originally acquired their Aries shares.

Charter and Bylaws

The Proposed Reincorporation necessarily includes the ratification and approval of the certificate of incorporation and bylaws for Cardium (the “Delaware Charter” and “Delaware Bylaws,” respectively), which will replace the current articles of incorporation and bylaws of Aries (the “Nevada Charter” and “Nevada Bylaws,” respectively). As a Delaware corporation, Cardium is subject to the Delaware General Corporation Law (“Delaware corporate law”). Aries is subject to the corporation laws of Nevada set out in the Nevada Revised Statutes (“Nevada corporate law”). Copies of the Delaware Charter and Delaware Bylaws are attached to this proxy statement as Exhibits D and E, respectively. Copies of the Nevada Charter and Nevada Bylaws are included as exhibits to our filings with the United States Securities and Exchange Commission and also are available for inspection during regular business hours at our Corporate Offices. Copies will also be sent to stockholders, without charge, upon request. Please see “Significant Changes Caused by the Proposed Reincorporation” below for a summary of the changes resulting from the Proposed Reincorporation and some similarities and important differences in the rights of our stockholders before and after the Proposed Reincorporation. Please also see Proposals 3 through 8 below pursuant to which we are seeking stockholder approval of certain other changes that would result if the New Merger is completed and the Nevada Charter is replaced with the Delaware Charter and the Nevada Bylaws are replaced with the Delaware Bylaws.

Accounting Treatment

In accordance with generally accepted accounting principles, we expect that the Proposed Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

Principal Reasons For the Proposed Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. While as explained herein there are not significant differences between Delaware corporate law and Nevada corporate law, because of Delaware’s prominence as the state of incorporation for many major corporations, there is greater certainty in the application and interpretation of Delaware corporate law because the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. The Board believes this relative certainty could provide us with greater predictability with respect to corporate legal matters and potentially improve our ability to attract and retain qualified directors and officers, carry out our corporate and business plans, and facilitate investor recognition.

Furthermore, before the Merger in October 2005, Aries had no business operations. Since the Merger, its operations have consisted entirely of the operations of Cardium as Aries’ wholly-owned subsidiary. In addition, for financial reporting purposes, Cardium was the acquirer in the Merger. As a result, from and after the Merger, our fiscal year end will be December 31 (Cardium’s fiscal year end) and the assets, liabilities and historical operations reflected in the financial statements in our financial reports will be those of Cardium, beginning with our Annual Report on Form 10-KSB for the fiscal year ending December 31, 2005 to be filed with the SEC no later than March 31, 2006. Thus, we believe the New Merger of Aries with and into Cardium and the continuation of operations under the name Cardium Therapeutics, Inc. will more clearly reflect our business operations, plans and objectives as they exist since the prior Merger.

Significant Changes Caused by the Proposed Reincorporation

In general, Aries’ corporate affairs are presently governed by the corporate law of Nevada, its state of incorporation, the Nevada Charter and the Nevada Bylaws, which have been adopted pursuant to Nevada law. Following the New Merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada, corporate law. The Nevada Charter and Nevada Bylaws will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws.

The following briefly summarizes some of the changes resulting from the Proposed Reincorporation and the significant differences between Nevada corporate law and Delaware corporate law and does not purport to be a complete statement of such laws.

Charter and Capital Structure

The Nevada Charter and the Delaware Charter are similar in certain respects but they differ with respect to the authorized stock and certain provisions relating to the ability of stockholders to take certain actions. Please refer to “Change in Capital Structure Resulting From Proposed Reincorporation” above and Proposals 3 through 8 below pursuant to which we are seeking stockholder approval of the increase in our authorized stock and certain other changes that would result if the Merger is completed and the Nevada Charter and Nevada Bylaws are replaced with the Delaware Charter and the Delaware Bylaws.

Fiduciary Duties of Directors

Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

With respect to fiduciary duties, Nevada corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware corporate law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada corporate law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Anti-Takeover Laws

Section 203 of the Delaware General Corporation Law contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Cardium has not elected to opt out of the provisions of Section 203. Section 203 precludes a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•	the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•	after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•	at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada corporate law contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Aries elected to opt out of Nevada Revised Statutes 78.378 to 78.3793, inclusive, related to an acquisition of a controlling interest in the corporation but did not elect to opt out of any of the other provisions, including those pertaining to any combination of the Company with an interested stockholder (Nevada Revised Statutes 78.411 to 78.444). Nevada corporate law precludes a corporation from engaging in any “business combination” with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets.

The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Dividend Rights and Repurchase of Shares

Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

•	the corporation would be unable to pay its debts as they become due in the usual course of business; or

•	the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on: financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Liability of Directors and Officers

Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

•	a breach of the duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

•	any transaction from which the director derived an improper personal benefit.

The Delaware Bylaws and the Delaware Charter each include provisions which limit the liability of directors of Cardium to the maximum extent permitted by law.

Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada, and there is no restriction on a corporation’s ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

•	his act or failure to act constituted a breach of his fiduciary duties; and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

The Nevada Charter provides that Aries’ directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) any breach of a director’s duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct, fraud or a knowing violation of law; (iii) the payment of dividends in violation of Nevada corporate law; or (iv) any transaction from which the director derived an improper personal benefit.

Indemnification of Directors and Officers

Both Delaware and Nevada, in a substantially similar matter, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful. Both Aries and Cardium provide for such indemnifications under their respective charters and bylaws.

Annual Meetings

Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Adjournment of Stockholder Meetings

Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Amendments to Bylaws

Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders shall not be divested or limited where the board of directors also has such power.

Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors.

Interested Director Transactions

Under Delaware corporate law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada corporate law, a contract or transaction may not be voided solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Instead, under Nevada corporate law, contracts or transactions such as those described above are permissible if:

•	the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

•	the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

•	the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Removal of Directors

Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. However, if the corporation has a classified board, directors may only be removed without cause if the certificate of incorporation so provides.

A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

Stockholders’ Rights to Examine Books and Records

Delaware corporate law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles of incorporation or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Duration of Proxies

Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Merger is accomplished, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Certain Federal Income Tax Consequences of the Proposed Reincorporation

The following is a discussion of certain federal income tax consequences to holders of Aries common stock who receive shares of Cardium common stock in exchange for their Aries stock as a result of the Proposed Reincorporation. It is based on the Internal Revenue Code of 1986, as amended (“Code”), laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code. Assuming the Proposed Reincorporation qualifies as a tax-free reorganization, no gain or loss will be recognized by the holders of shares of Aries common stock (other than those who seek their statutory appraisal rights) as a result of the consummation of the Proposed Reincorporation. Each former holder of shares of Aries common stock will have the same aggregate tax basis in the shares of Cardium common stock received by such person in the Proposed Reincorporation as such holder had in the shares of Aries common stock held by such person at the time of consummation of the Proposed Reincorporation and each such stockholder’s holding period with respect to such shares of Cardium common stock will include the period during which such holder held the corresponding shares of Aries common stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

Neither Aries nor Cardium has requested a ruling from the Internal Revenue Service (“IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code.

A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Aries common stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder’s basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of Cardium common stock received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of Cardium common stock received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held shares of Aries common stock.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. You should consult your own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

Appraisal Rights and Procedures

Under Sections 92A.300 to 92A. 500, inclusive, of the Nevada Revised Statutes, any holder of our common stock who does not wish to become a stockholder of Cardium may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the Proposed Reincorporation) for his or her shares of our common stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes. If, however, holders of more than 2% or our outstanding common stock exercise their appraisal rights, we have the right to terminate the Proposed Reincorporation.

Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The information herein is only a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes for the complete procedure. We will not give you any notice other than as described in this proxy statement and as required by the Nevada Revised Statutes. A copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes is attached hereto as Exhibit F.

Any stockholder wanting to exercise dissenters’ rights must deliver written notice to Aries, before the date of the Annual Meeting, or at the Annual Meeting before the Merger Agreement is voted upon, stating that the stockholder intends to demand payment for his, her or its shares of Aries common stock if the Proposed Reincorporation is approved (Section 92A.420.1(a) of the Nevada corporate law). In addition, the stockholder must not vote his, her or its shares in favor of the Proposed Reincorporation (Section 92A.420.1(b) of the Nevada corporate law). Notices transmitted before the meeting should be addressed to Aries Ventures Inc., 3611 Valley Centre Drive, Suite 525, San Diego, California 92130, Attention: Mr. Christopher Reinhard, President. At the Annual Meeting, notices may be handed to Mr. Reinhard. Stockholders who vote in favor of the Proposed Reincorporation will be deemed to have waived their dissenter’s rights.

A stockholder whose shares of Aries common stock are held in “street name” or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to Aries no later than the time that dissenter’s rights are asserted (Section 92A.400.2(a) of the Nevada corporate law). Also, the dissent must be asserted as to all shares of Aries common stock that the stockholder beneficially owns or has power to vote at the Annual Meeting (Section 92A.400.2(b) of the Nevada corporate law).

Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the Nevada corporate law as described above is not entitled to payment for his, her or its shares of Aries common stock (Section 92A.420.2 of the Nevada corporate law).

If you fail to comply strictly with the procedures described above, you will lose your appraisal rights. Consequently, if you wish to exercise your appraisal rights, we strongly urge you to consult a legal advisor before attempting to exercise your appraisal rights.

What Your Approval of this Proposal Means

If you vote “For” this Proposal 2, you will be approving the following:

•	the change of the state of incorporation of Aries from Nevada to Delaware, which includes important differences in the rights of our stockholders as discussed above;

•	the change of the name of Aries from Aries Ventures Inc. to Cardium Therapeutics, Inc.;

•	the Merger Agreement, including the one for one conversion ratio set forth therein pursuant to which you will receive one share of Cardium common stock for each share of Aries common stock you hold, which will have no effect on the aggregate number of shares of common stock outstanding;

•	the Delaware Charter (please see below);

•	the Delaware Bylaws; and

•	the continuation of any employee benefit or stock option plans of Aries as plans of Cardium (please see Proposal 9 below).

Please note that while a vote “For” this Proposal 2 would also necessarily mean the approval of the Delaware Charter and Delaware Bylaws, we are seeking separate approval, as set forth in Proposals 3 through 8 below, of the increase in the authorized capital stock and certain other changes that would result if this Proposal 2 is approved and the New Merger is completed. Cardium has been formed as a Delaware corporation and is governed by the Delaware Charter and Delaware Bylaws, which has the authorized capital and other provisions described in this proxy statement. As a result, if you approve this Proposal 2 but do not approve Proposals 3 through 8, the New Merger could not be completed and may be abandoned. However, the Board of Directors reserves the right to instead cause the Delaware Charter and the Delaware Bylaws to be revised consistent with the vote of the stockholders pertaining to Proposals 3 through 8 and proceed with the New Merger.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

PROPOSAL 3

APPROVAL OF AN INCREASE OF OUR AUTHORIZED CAPITAL STOCK FROM 60,000,000 (50,000,000 OF COMMON STOCK AND 10,000,000 OF PREFERRED STOCK) TO 240,000,000 (200,000,000 OF COMMON STOCK AND 40,000,000 OF PREFERRED STOCK)

As discussed under Proposal 2 above, we are seeking approval of the Proposed Reincorporation. As part of the Proposed Reincorporation, if approved, the Nevada Charter would be replaced by the Delaware Charter. This would result in an increase in the authorized capital stock of the Company from 60,000,000 (50,000,000 of common stock and 10,000,000 of preferred stock) to 240,000,000 (200,000,000 of common stock and 40,000,000 of preferred stock).

As part of Cardium’s business strategy, it may seek to broaden and expand its product base and financial resources through other corporate development transactions in an attempt to enhance stockholder value, which could include acquiring other companies or product opportunities and/or securing additional capital. The Board believes an increase in our authorized capital stock would make the Company more attractive to potential financing partners and would provide the Company with additional flexibility in structuring any such opportunities that may arise.

You should keep in mind that if this Proposal 3 is approved, it would mean that we would have more shares of common stock available for issuance. The future issuance of these additional shares will result in dilution to our stockholders. While we do not currently have any agreements or understandings to issue any of the additional shares of capital stock, to the extent the Proposed Reincorporation, including the increase in authorized capital stock, makes the Company more attractive to potential financing partners and otherwise allows the Company to pursue its business strategy, your approval of the Proposed Reincorporation and this Proposal 3 could indirectly result in the consummation by the Company of such a financing transaction or other corporate development transactions, which likely would result in the issuance of additional shares of capital stock.

Because Cardium already has been formed and is governed by the Delaware Charter, which contains the increase in authorized capital described in this proxy statement, if you approve Proposal 2 but do not approve this Proposal 3, the New Merger can not be completed and may be abandoned. However, the Board of Directors reserves the right to instead cause the Delaware Charter and the Delaware Bylaws to be revised consistent with the vote of the stockholders pertaining to this Proposal 3 and proceed with the New Merger.

Similarly, if you approve this Proposal 3 but do not approve Proposal 2, the Board of Directors may, in its discretion, either (i) not increase the capital stock of Aries, in which case Aries will continue to be governed by the Nevada Charter and will have the authorized capital set forth therein; or (ii) modify the Nevada Charter to increase the authorized capital stock of Aries consistent with the vote of the stockholders pertaining to this Proposal 3

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

PROPOSAL 4

TO APPROVE A CHANGE FROM A VARIABLE RANGE BOARD OF DIRECTORS OF FROM THREE TO SEVEN MEMBERS TO A FIXED-SIZE BOARD OF NO LESS THAN THREE MEMBERS AND AS OTHERWISE DETERMINED FROM TIME TO TIME BY THE BOARD OF

DIRECTORS

As discussed under Proposal 2 above, we are seeking approval of the Proposed Reincorporation. As part of the Proposed Reincorporation, if approved, the Nevada Charter would be replaced by the Delaware Charter. This would result in a change from a variable range board of directors of from three to seven members to a fixed-size board of no less than three members and as otherwise determined from time to time by Board. The Board of Directors believes it should have the flexibility to modify the number of directors as necessary or desirable and as most appropriate for the Company based on the size and operations of the Company from time to time, including to add additional directors if outstanding candidates become available. At the current time the Board of Directors has not identified any specific candidates for addition to the Board other than the candidates described under Proposal 1.

The approval of this change will not affect in any way the classification of the Board into classes.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 4.

PROPOSAL 5

TO APPROVE AN AMENDMENT TO CHANGE THE REQUIRED VOTE FOR PROPOSALS PREVIOUSLY APPROVED BY THE BOARD FROM 50% OF THE OUTSTANDING SHARES TO 50% OF THE OUTSTANDING SHARES VOTING THEREON

Under the Nevada Charter, any proposal duly brought before the stockholders that previously has been approved by a majority of the Board of Directors and that requires the affirmative vote of the stockholders entitled to vote thereon under applicable state law, must be approved by the affirmative vote of the holders of a majority of the total voting power of all issued and outstanding shares of stock entitled to vote on the matter. Under Delaware law, only the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote is required to constitute an act of the stockholders. The Delaware Charter would effectively amend the Nevada Charter to require that any proposal duly brought before the stockholders that previously had been approved by a majority of the Board of Directors would require the affirmative vote of only a majority of the outstanding shares present in person or represented by proxy and entitled to vote to constitute approval of such proposal.

The Board believes approval of this Proposal 5 will help facilitate corporate action and efficient corporate governance and reduce the costs associated with proxy solicitations without materially reducing the right of stockholders to approve fundamental corporate actions. That is, if all stockholders elect to vote their shares on a proposal, no substantive change is effected by the amendment. However, where less than all stockholders vote on such a proposal, approval for such proposal will be possible by stockholders holding fewer shares than currently is the case. Stockholders, acting together, and the Board may each find it easier to approve proposals or have proposals approved, provided less than 100% of the outstanding shares actually vote on a matter submitted to the vote of stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 5.

PROPOSAL 6

TO APPROVE AN AMENDMENT TO ADD THAT DIRECTORS MAY ONLY BE

REMOVED FOR CAUSE AND WITH STOCKHOLDER APPROVAL

Under the Nevada Charter, directors can be removed only in accordance with Nevada Revised Statutes which provide that directors may be removed for any reason with the approval of the holders of not less than two-thirds of the outstanding voting power of the issued and outstanding stock entitled to vote. The proposed Delaware Charter would effectively amend the Nevada Charter to add a provision that directors can only be removed for “cause” and that the affirmative vote of the holders of not less than 60% of the total voting power of all issued and outstanding shares entitled to vote generally in the election of directors is required to remove a director for cause. Under the Delaware Charter, “cause” for removal of a director is deemed to exist if the director has been convicted of a felony or found liable for gross negligence, breach of fiduciary duty, or misconduct in the performance of the director’s obligations to the Company and the conviction or adjudication is final and nonappealable.

Currently, and after the Proposed Reincorporation, we have a classified, or staggered, board of directors with terms of three years. Classified boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a staggered system for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always have prior experience as directors of the company. This continuity and long-term focus is particularly important to companies such as ours, in which product and technology development is generally complex and long-term. Proponents further assert that classified boards may enhance shareowner value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

On the other hand, some investors view classified boards as having the effect of reducing the accountability of directors to shareowners because classified boards limit the ability of shareowners to evaluate and elect all directors on an annual basis. The election of directors is a primary means for shareowners to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which shareowners have an opportunity to vote for a competing slate of nominees and therefore may erode shareowner value.

Our classified board structure could be effectively nullified unless Proposal 6 is approved because an entity seeking control of the Company could attempt to remove a majority of the incumbent directors without cause rather than entering into arms-length negotiations to acquire control of the Company. By eliminating the stockholders’ right to remove directors without cause, such a strategy would not work unless circumstances exist which constitute “cause” for the removal of a majority of the incumbent directors. Accordingly, your approval of Proposal 6 would make the classification of the Board a more effective tool to force those seeking control of the Company to enter into arms-length negotiations to gain control of the Company.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 6.

PROPOSAL 7

TO APPROVE AN AMENDMENT TO ADD AN “ANTI-GREENMAIL” PROVISION THAT WOULD LIMIT THE COMPANY’S ABILITY TO MAKE ANY STOCK REPURCHASE FROM AN

INTERESTED STOCKHOLDER

General Considerations and Description of the Proposed Amendment

The term “greenmail” is used to describe a negotiated stock repurchase by a corporation at a premium above the then current market price, in exchange for an agreement by the seller not to proceed with an acquisition attempt. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the seller’s stock interest, the Company’s business and management would be disrupted, perhaps irreparably. In addition, receipt of greenmail may confer a benefit on one stockholder not available to the stockholders generally, and result in unequal treatment of stockholders. The proposed Delaware Charter contains a provision that would effectively amend the Nevada Charter to add a prohibition on the payment of “greenmail” that is designed to eliminate the opportunity for such disruption or dissimilar treatment.

Under Delaware corporation law, a corporation may have provisions in its certificate of incorporation that would prevent greenmail from being paid. The proposed amendment that would be effected by approval of Proposal 7 would prevent the repurchase of a substantial block of the company’s stock at a premium price from any person who has owned five percent or more of the outstanding share of the Company’s stock for a period of less than two years, without the prior approval of the holders of a majority of the Company’s shares not owned by such person. The proposed amendment also contains terms designed to distinguish transactions that present the risk of greenmail from repurchase transactions that either serve valid corporate purposes, or do not otherwise present the risk of greenmail.

The proposed amendment would not apply to a tender offer or exchange offer by the Company made on the same terms to all holders of its shares, or to an open market stock purchase program approved by the Board.

The full text of the provision is set forth in Article X of the Delaware Charter attached as Exhibit D to this proxy statement. We urge you to read carefully the entire Delaware Charter, including Article X.

Purpose and Effect of the Proposed Amendment

The anti-greenmail provisions which are the subject of this Proposal 7 prevent a short-term (less than two years) investor holding five percent or more of the Company’s stock from receiving different treatment from other stockholders by having its Company stock bought back by the Company at a premium above the market price unless approved by holders of a majority of the other shares. It also discourages the accumulation of a block of stock by a person who does not have the resources or the intent to make a bona fide acquisition proposal to the Company. The disruption of the Company’s operations that such an accumulation and the accompanying threats would cause would be reduced or eliminated. Prohibiting greenmail would also have the effect of restricting the ability of the Company management to seek to retain its position by buying off at a premium price a serious potential acquisition offer at a price that would be beneficial to the stockholders.

Since the amendment is designed to discourage accumulations of large blocks of the Company’s stock purchases by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the amendment could tend to reduce any temporary fluctuations in the market price of the Company’s stock which may be caused by accumulations of large blocks of the Company’s stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

In addition, greenmail may have the effect of increasing the price of the Company’s stock by serving as a credible signal to potential alternative bidders that an opportunity is available that warrants attention, thereby resulting in a takeover of the Company at a favorable price to the stockholders in general. The proposed amendment, by eliminating greenmail payments, would have the effect of reducing or eliminating this signaling function.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 7.

PROPOSAL 8

TO APPROVE AN AMENDMENT TO REQUIRE THAT STOCKHOLDER ACTION

BE EFFECTED AT A MEETING

Under the Nevada Charter and Nevada Bylaws, stockholders holding 60% or more of the voting power of all issued and outstanding shares of stock entitled to vote on a matter can take action with respect to that matter by written consent without a meeting of the stockholders. Delaware corporate law allows a corporation to require in its certificate of incorporation that stockholder actions must be effected only at an annual or special meeting. The proposed Delaware Charter and Delaware Bylaws contain provisions that would effectively amend the Nevada Charter and Nevada Bylaws to provide that no action may be taken by written consent of the stockholders.

The Board believes that it is important for all of the Company’s stockholders to have the opportunity to participate in determining matters that may affect their rights. This should include the opportunity for all stockholders to consult with other stockholders or management regarding the proposed actions, and the opportunity to vote for or against the proposed actions. Requiring a meeting would help to ensure that all stockholders would be given the opportunity to consider the views of the Board and to meet and exchange views with other stockholders regarding the proposal prior to its adoption. Giving all stockholders the opportunity to exercise their right to vote for or against proposed actions would also help to avoid situations of surprise and confusion, either to those stockholders whose written consents were not sought by those proposing the actions or the Board.

The result of the proposed amendment may discourage certain types of transactions that may involve an actual or threatened change of control of the Company and to require persons seeking to take control using certain methods to consult first with the Board to negotiate the terms of any proposed business combination or offer. Accordingly, the approval of Proposal 8 may discourage a merger, tender offer or proxy fight, even if such transaction may be favorable to the interests of the stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 8.

PROPOSAL 9

APPROVAL OF OUR 2005 EQUITY INCENTIVE PLAN

On October 20, 2005, in connection with the Merger, the Board of Directors terminated Aries’ Management Incentive Stock Option Plan and Aries’ Employee Stock Option Plan and adopted, subject to stockholder approval, the 2005 Equity Incentive Plan (“Plan”). A copy of the Plan, as proposed to be approved, is included as Exhibit G to this proxy statement. The Board of Directors also approved the reservation of 5,665,856 shares of the Company’s authorized but unissued common stock for issuance under the Plan. As of December 2, 2005, options to purchase 2,095,000 shares of common stock had been granted under the Plan to employees and consultants of Aries and/or Cardium.

We believe the availability of stock options and other stock-based incentives under the Plan is important to our ability to attract and retain qualified employees, non-employee directors and consultants and to provide an incentive for them to exert their best efforts on behalf of the Company. The following is a summary of the principal features of the Plan. It is not a complete description of all of the Plan’s provisions. We intend to file a Form S-8 with the SEC to register the 5,665,856 shares reserved under the Plan under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval of the Plan

Principal Features of the Plan

Eligibility. All employees, non-employee directors and consultants of the Company or its subsidiaries are eligible for the grant of restricted stock, stock appreciation rights, performance stock or units, nonqualified stock options and other stock or cash awards under the Plan. Only employees may be granted incentive stock options. As of December 2, 2005, only incentive and nonqualified stock options have been granted under the Plan. The number of persons who held options granted under the Plan as of December 2, 2005 was approximately 10.

Administration. The Board is responsible for administering the Plan. The Board may, however, appoint one or more committees to administer the Plan on behalf of the Board. Following the Annual Meeting and subject to the election of the director nominees set forth under Proposal 1, it is anticipated that the Compensation Committee to be formed thereafter will make recommendations to the Board of Directors for its approval regarding the grant of awards under the Plan to eligible participants, at such times, under such terms and in such amounts as the committee and the Board of Directors may decide.

Term of Plan. The Plan was approved by the Board of Directors on October 20, 2005. The Plan will remain in effect until (i) all shares subject to the Plan have been purchased or acquired according to the terms of the Plan; (ii) the Plan is terminated by the Board of Directors, or (iii) October 20, 2015, whichever is earlier. The Board of Directors may at any time amend, alter, suspend or terminate the Plan for any reason, subject to applicable laws, rules or regulations requiring stockholder approval of certain amendments to the Plan.

Stock Options. The Board of Directors will approve the individuals to whom options will be granted, the exercise price of each option, the number of shares underlying each option, the term of each option, the vesting conditions of each option, and whether each option is intended to be an incentive option or a nonqualified option. The exercise price may not be less than 100% of the fair market value of the underlying shares on the date of grant in the case of an incentive stock option, and not less than 85% of such value in the case of a nonqualified stock option. For purposes of determining the exercise price of options granted under the Plan, the fair market value of the underlying shares on the date of grant will be deemed to be the closing sale price of our common stock as reported by Nasdaq on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying terms established at the time of grant, not to exceed 10 years from the date of grant for incentive stock options. Vesting conditions will be established at the time of grant and will vary, but options granted to non-officer employees must vest at least 20% per year. The option agreement between the Company and the optionee may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the optionee’s service. Options may be granted in combination with other awards under the Plan. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased before the expiration, termination or cancellation of the related option will become available for future awards under the Plan.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted to eligible individuals under the Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal to the excess of the fair market value on the date of exercise of one share of our common stock over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares underlying the portion of the SAR or option that is surrendered. Payment may be in the form of cash, shares of common stock or a combination thereof. The fair market value of the underlying shares on the date of exercise or grant will be deemed to be the closing sale price of our common stock as reported by Nasdaq on such date. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of the SAR, except for tax withholding amounts upon exercise.

SARs may be granted for varying terms established at the time of grant. Any vesting conditions will also be established at the time of grant and will vary. The SAR agreement may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the holder’s service. If, on the date when a SAR expires, the exercise price of the SAR is less than the fair market value on such date but any portion of the SAR has not been exercised or surrendered, then the SAR will automatically be deemed to be exercised as of such date with respect to such portion.

Restricted Stock. Restricted stock may be sold or awarded to eligible individuals under the Plan for such consideration as the Board of Directors may determine, including cash, cash equivalents, promissory notes, and past or future services. Each award of restricted stock may or may not be subject to vesting. The restricted stock agreement may provide for accelerated vesting in the event of the holder’s death, disability or retirement or in the event of a change in control or other events. Holders of restricted stock awarded under the Plan shall have the same voting, dividend and other rights as our other stockholders. Awards of restricted stock may be subject to a repurchase option in favor of the Company exercisable upon the voluntary or involuntary termination of the holder’s employment with the Company at a price equal to the original purchase price. Any such repurchase option shall lapse at a minimum rate of 20% per year.

Performance Stock and Performance Units. Performance stock and performance units may be granted to eligible individuals under the Plan. Each performance unit will have an initial value established by the Board at the time of grant. Each share of performance stock will have an initial value equal to the fair market value of a share on the grant date. The Board will set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of performance stock/units that will be paid out to the individual receiving such performance stock/unit. No monetary consideration will be paid to the Company upon the granting of performance stock/units.

Tax Consequences Relating to Stock Options

Certain options authorized to be granted under the Plan are intended to qualify as “incentive stock options” for federal income tax purposes. Under federal income tax law in effect as of the date of this proxy statement, an optionee will recognize no regular income upon grant or exercise of an incentive stock option. The amount by which the market value of shares issued upon exercise of an incentive stock option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will constitute capital gain. We will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an incentive stock option. Upon any disqualifying disposition by an optionee, we will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

Certain options authorized to be granted under the Plan will be treated as nonqualified stock options for federal income tax purposes. Under federal income tax law in effect as of the date of this proxy statement, no income is realized by the optionee of a nonqualified stock option until the option is exercised. At the time of exercise of a nonqualified stock option, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a nonqualified stock option, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Plan will generally realize ordinary income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code. Absent an election under

Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. We will be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. We are required to withhold income taxes on such income if the recipient is an employee.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share Based Payment” (SFAS 123R), a revision to SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS 123R supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” SFAS 123R requires that we measure the cost of employee services received in exchange for equity awards based on the grant date fair value of the awards. The cost will be recognized as compensation expense over the vesting period of the awards. We are required to adopt SFAS 123R effective for annual periods beginning after December 15, 2005. Under this method, we will begin recognizing compensation cost for equity-based compensation for all new or modified grants after the date of adoption. In addition, we will recognize the unvested portion of the grant date fair value of awards issued before adoption based on the fair values previously calculated for disclosure purposes over the remaining vesting period of the outstanding options and warrants. We are currently evaluating the potential effect that the adoption of SFAS 123R will have on our financial statements.

Benefits to be Received Under the Plan

If the Plan is approved by stockholders at the Annual Meeting, we may, but are not obligated to, grant awards under the Plan to our employees, officers, directors and consultants. As of December 2, 2005, we do not have any plans, proposals or arrangements to award any of the shares that would be authorized under the Plan to any specific employee, officer, director or consultant, other than the options to purchase 2,095,000 shares of common stock granted as of December 2, 2005, including options to purchase 275,000 shares of common stock granted to our Chief Financial Office, and options to be granted to each non-employee director upon joining the Board of Directors, to buy 100,000 shares of the Company’s common stock, vesting over a four year period, with an exercise price equal to the last reported sale price of the Company’s common stock on the date of grant, and a ten year term. We are seeking approval of the Plan at this time to provide us with the flexibility to issue shares if necessary or advisable, in the determination of the Board of Directors, to acquire and/or retain qualified employees, directors and consultants and to offer employees, directors and consultants a competitive compensation structure.

Securities Authorized for Issuance Under Equity Compensation Plans

Prior to October 20, 2005, Aries had an Employee Stock Option Plan, under which options to buy up to 353,318 shares of common stock could be issued to employees, and a Management Incentive Stock Option Plan, under which options to buy up to 247,323 shares of common stock could be issued to employees, directors and consultants. Both plans were adopted by the Board on April 12, 2000. At September 30, 2005, options to purchase 105,995 shares had been issued under the Employee Stock Option Plan and options to purchase 247,323 shares had been issued under the Management Incentive Stock Option Plan. On October 20, 2005, all outstanding options under the Employee Stock Option Plan and the Management Incentive Stock Option Plan were cancelled and both the Employee Stock Option Plan and the Management Incentive Stock Option Plan were terminated by the Board of Directors.

On November 17, 2005, options to buy 2,095,000 shares of our common stock had been granted to employees and consultants under the 2005 Equity Incentive Plan at an exercise price of $1.95. An additional 3,570,856 shares of common stock remain issuable under the Plan as of December 2, 2005.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 9.

PROPOSAL 10

RATIFICATION OF SELECTION OF AUDITORS

Our independent auditors for the fiscal year ended September 30, 2005 were Marcum & Kliegman LLP, certified public accountants. The Board of Directors has selected and approved Marcum & Kliegman LLP to serve as our auditors for the fiscal year ending December 31, 2005. Representatives of Marcum & Kliegman LLP are not expected to be present at the Annual Meeting.

Changes in Certifying Accountant

Effective as of October 25, 2005, the Board of Directors of Aries dismissed Weinberg & Company, P.A. as Aries’ independent registered public accounting firm.

The reports of Weinberg & Company, P.A. on the financial statements of Aries for the past two fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through October 25, 2005, there have been no disagreements with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg & Company, P.A. would have caused Weinberg & Company, P.A. to make reference to such disagreement in its report on the financial statements for such years and period.

During the two most recent fiscal years and through October 25, 2005, there have been no events requiring identification in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

Aries received a letter from Weinberg & Company, P.A. on November 1, 2005, indicating Weinberg & Company’s agreement with the statements made by Aries above with respect to the change in independent registered public accounting firms as such statements relate to Weinberg & Company, P.A. A copy of such letter was filed as Exhibit 16 to Aries’ Current Report on Form 8-K/A filed with the SEC on November 3, 2005.

Effective as of October 25, 2005, the Board of Directors appointed Marcum & Kliegman LLP as Aries’ independent registered public accounting firm and engaged Marcum & Kliegman LLP to audit the financial statements of Aries for the fiscal year ended September 30, 2005. Marcum & Kliegman LLP has been engaged as the independent auditors of Cardium since May 31, 2005.

Audit Fees

The aggregate fees billed to the Company by Weinberg & Company, P.A. and Marcum & Kliegman LLP for professional services rendered for the audit of our annual financial statements for the fiscal years ended September 30, 2005 and September 30, 2004, as applicable, and the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during the fiscal years ended September 30, 2005 and September 30, 2004 were:

	Weinberg & Company, P.A.	Marcum & Kliegman LLP			Total
2005	$11,000	$	[	]	$	[	]
2004	$22,000		$0			$22,000

Audit-Related Fees

There were no fees billed to the Company by either Weinberg & Company, P.A. or Marcum & Kliegman LLP for assurance and related services reasonably related to the performance of the audit or review of our financial statements during the last two fiscal years ended September 30, 2005 and September 30, 2004.

Tax Fees

There were no fees billed to the Company by either Weinberg & Company, P.A. or Marcum & Kliegman LLP for professional services for tax compliance, tax advice or tax planning during the last two fiscal years ended September 30, 2005 and September 30, 2004.

All Other Fees

There were no other fees billed to the Company by either Weinberg & Company, P.A. or Marcum & Kliegman LLP for products and services provided during the fiscal years ended September 30, 2005 and September 30, 2004.

Pre-Approval Policies and Procedures

Prior to the Merger in October 2005, the former Audit Committee of the Board of Directors met periodically to review and approve the scope of services to be provided to the Company by its independent registered public accounting firm, as well as to review and discuss any issues that may arise during an engagement. Various issues were considered with respect to the services provided by the Company’s independent registered public accounting firm, including the complexity of the engagement, its expected cost, the knowledge and expertise of the independent registered public accounting firm’s staff, any complex accounting or disclosure issues, and new accounting pronouncements. These reviews and approvals are now done by the entire Board. Following the Annual Meeting and subject to the election of the director nominees set forth under Proposal 1, it is anticipated that the Board of Directors will adopt an Audit Committee Charter substantially in the form attached to this proxy statement as Exhibit A, including the pre-approval policies and procedures set forth therein under which all audit and non-audit services performed by our auditors will be approved in advance by the Audit Committee. Under the policies and procedures set forth in such charter, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by our auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. In granting both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the auditors are best positioned to provide the most effective and efficient service, for reasons such as familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. The term of any general pre-approval will be 12 months, unless the Audit Committee determines otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by our auditors without obtaining specific pre-approval from the Audit Committee.

Effect of Ratification

Ratification by stockholders of the selection of Marcum & Kliegman LLP as our auditors is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If the stockholders fail to ratify the selection of Marcum & Kliegman LLP as our auditors, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent auditors at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 10.

OUR EXECUTIVE OFFICERS

The Board of Directors elects the executive officers of the company who are responsible for administering our day-to-day operations. The name, age, positions with Aries, and business experience of each of our executive officers are shown below.

Christopher J. Reinhard (Age 52)

Chairman of the Board, Chief Executive Officer, President and Treasurer

Director and Officer since October 2005

Mr. Reinhard has been a director and the Chief Executive Officer, President and Treasurer of Aries since October 20, 2005. Mr. Reinhard is also a co-founder of Cardium Therapeutics, Inc., our wholly-owned subsidiary, and has served as a director and the Chief Executive Officer, President and Treasurer of Cardium since its inception in December 2003. Previously, he served as Chief Financial Officer of Aries (October 20, 2005—November 16, 2005). For the past nine years, Mr. Reinhard has been focused on the commercial development of cardiovascular growth factor therapeutics. Before founding Cardium, he was a co-founder of Collateral Therapeutics, Inc., a former Nasdaq listed public company, and served as a director (from 1995) and President (from 1999) of Collateral Therapeutics until the completion of its acquisition by Schering AG (Germany) in 2002. He continued as Chief Executive of Collateral Therapeutics through December 2004. Mr. Reinhard played a major role in effecting Collateral Therapeutics’ initial public offering led by Bear Stearns & Co. in 1998, and the sale of Collateral Therapeutics to Schering. Mr. Reinhard has also been Executive Chairman (since 2004) of Artes Medical, Inc., a privately-held specialty pharmaceutical and medical device company. Previously, Mr. Reinhard was Vice President and Managing Director of the Henley Group, a publicly-traded diversified industrial and manufacturing group, and Vice President of various public and private companies created by the Henley Group through spin-out transactions, including Fisher Scientific Group, a leading international distributor of laboratory equipment and test apparatus for the scientific community, Instrumentation Laboratory and IMED Corporation, a medical device company. Mr. Reinhard received a B.S. in Finance and an M.B.A. from Babson College.

Tyler M. Dylan, Ph.D., J.D. (Age 44)

Chief Business Officer, General Counsel, Executive Vice President and Secretary

Officer since October 2005

Dr. Dylan has been the Chief Business Officer, General Counsel, Executive Vice President and Secretary of Aries since October 20, 2005. Dr. Dylan is also a co-founder of Cardium Therapeutics, Inc. and has served as a director and the General Counsel, Executive Vice President and Secretary of Cardium since its inception in December 2003, and as the Chief Business Officer of Cardium since May 2005. Dr. Dylan has focused on the development of cardiovascular growth factor therapeutics for the last seven years. He served as General Counsel (from 1998) and Vice President (from 1999) of Collateral Therapeutics until the completion of its acquisition by Schering in 2002. He continued as an executive officer of Collateral Therapeutics until October 2003. Dr. Dylan played a major role in developing Collateral Therapeutics’ intellectual property portfolio, in furthering its business development efforts and in advancing the company toward and through its acquisition by Schering. In addition to his work with Collateral Therapeutics, Dr. Dylan has advised both privately-held and publicly-traded companies that are developing, partnering or commercializing technology-based products. Before joining Collateral Therapeutics, Dr. Dylan was a partner of the international law firm of Morrison & Foerster LLP. In his law firm practice, Dr. Dylan focused on the development, acquisition and enforcement of intellectual property rights, as well as related business and transactional issues. He also has worked with both researchers and business management in the biotech and pharmaceutical industries. Dr. Dylan received a B.Sc. in Molecular Biology from McGill University, Montreal, Canada; a Ph.D. in Biology from the University of California, San Diego, where he performed research at the Center for Molecular Genetics, and a J.D. from the University of California, Berkeley.

Dennis M. Mulroy (Age 50)

Chief Financial Officer since November 2005

Mr. Mulroy has been the Chief Financial Officer of Aries and Cardium Therapeutics, Inc. since November 2005. Before joining Aries and Cardium, Mr. Mulroy was Chief Financial Officer of Molecular Imaging Corporation, a publicly-traded diagnostic services company (January 2004—November 2005), SeraCare Life Sciences, Inc., a publicly-traded company (November 2001—June 2003), Bioceutix Inc. (January 2001—November 2001) and Bidland Systems, Inc. (July 2000—December 2000). Mr. Mulroy was also employed with Ernst & Young in San Diego, California and is a Certified Public Accountant in the State of California. He received his degree in Business Administration with an emphasis in Accounting from the University of San Diego.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by executive officers and directors, as well as director nominees and stockholders who are known by us to own beneficially more than 5% of our common stock, as of December 2, 2005.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership[1]	Percent of Common Stock Outstanding[2]
Dr. Gabor M. Rubanyi 686 Silver Lake Drive Danville, CA 94526	2,000,000	6.23%

National Securities Corporation 875 North Michigan Avenue, Suite 1560 Chicago, IL 60611	2,032,555[3]	6.33%

Christopher J. Reinhard Director, Chief Executive Officer, President and Treasurer	2,953,258	9.20%

Robert Weingarten Director	0	0.00%

Tyler M. Dylan, Ph.D., J.D. Chief Business Officer, Executive Vice President, General Counsel and Secretary	2,550,000	7.94%

Dennis Mulroy Chief Financial Officer	0	0.00%

Edward Gabrielson Director Nominee	33,334	0.10%

Gerald Lewis Director Nominee	33,334	0.10%

Lon Otremba Director Nominee	33,334	0.10%

All directors and executive officers as a group (four persons)	5,503,258	17.14%

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

[1]	A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.
[2]	Shares of our common stock underlying warrants that are exercisable as of December 2, 2005 or within 60 days of December 2, 2005 are considered outstanding for purposes of computing the percentage shown but are not considered outstanding for any other purposes. As of December 2, 2005, there were 29,249,801 shares of common stock outstanding and 2,856,818 shares underlying warrants that are exercisable or that will become exercisable within 60 days of December 2, 2005.
[3]	Includes 2,032,555 shares underlying warrants that are exercisable.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by or paid or awarded to our executive officers for all services rendered by them in all capacities to the Company and its subsidiaries during each of the last three fiscal years ended September 30.

		Annual Compensation			Long-Term Compensation	All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)
Robert Weingarten Former President and Chief Financial Officer	2005 2004 2003	$18,000 60,000 60,000	— [1] — —	— — —	— — —	— — —

[1]	Mr. Weingarten received a bonus of $50,000 (paid in October 2005), which was recorded as a liability as of September 30, 2005.

Aggregated Option Exercises and Fiscal Year End Option Values

No options were exercised during the fiscal year ended September 30, 2005. None of our current executive officers held any options as of September 30, 2005. On October 20, 2005, all outstanding options under the Employee Stock Option Plan and the Management Incentive Stock Option Plan were cancelled and both the Employee Stock Option Plan and the Management Incentive Stock Option Plan were terminated by the Board of Directors.

Employment Agreements

Effective as of October 20, 2005, Aries entered into two-year employment agreements with Mr. Reinhard and Dr. Dylan. Mr. Reinhard will receive an annual salary of $350,000 and Dr. Dylan will receive an annual salary of $325,000. Mr. Reinhard and Dr. Dylan may also receive certain employee benefits available generally to all employees or specifically to executives, including bonus and/or incentive equity compensation in a manner and at a level determined from time to time by the Board of Directors. Under the terms of each employment agreement, Mr. Reinhard and Dr. Dylan will each be entitled to a severance benefit, including standard employee benefits available to other executive officers, if they are terminated by the Company without cause in an amount equal to the greater of one year’s annual salary or the salary payable on the remaining term of the employment agreement at the time of termination. In addition, upon a change of control (other than the Merger) or termination by the Company without cause, any and all then outstanding options held by Mr. Reinhard or Dr. Dylan shall become fully exercisable and remain so for the remaining term of the option.

CODE OF ETHICS

We have adopted a Code of Ethics that applies to all of our executive officers. We will furnish a copy of our Code of Business Ethics, free of charge, upon written request to the Company at 3611 Valley Centre Drive, Suite 525 San Diego, California 92130, Attn: Chief Financial Officer. Our Code of Ethics is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended September 30, 2005, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As conditions precedent to the Merger, Aries agreed to divest itself of all non-cash assets and investments, and at the effective time of the Merger to have a minimum of $1.5 million in cash or cash equivalents and no outstanding contractual commitments, and to not have outstanding payables or liabilities exceeding $10,000 in the aggregate. To achieve this objective, Aries formed Vestige Holdings, LLC, a Nevada limited liability company (“Vestige”), and prior to the effective time of the Merger transferred to Vestige $5,000 in cash and all of Aries’ non-cash assets. Before the Merger, Aries transferred all of its right, title and interest in and to Vestige to Mark Zucker, Selwyn Kossuth, Divo Milan and Robert Weingarten (collectively, the “Optionees” and each then a director, officer and/or 5% stockholder of Aries), in consideration for the surrender and cancellation by the Optionees of all of their options to acquire shares of Aries common stock under Aries’ Employee Stock Option Plan and/or Management Incentive Stock Option Plan, as such plans existed prior to the Merger. The membership interests in Vestige were transferred by Aries to the Optionees in the ratio that the number of options held by each Optionee bore to the total number of options surrendered and cancelled.

Concurrently with the Merger in October 2005, Aries closed a private placement of 19,325,651 shares of its common stock at a purchase price of $1.50 per share and received net proceeds of $25,552,390. In connection therewith, National Securities Corporation, the placement agent, received a five-year warrant to purchase 2,032,555 shares of the Aries’ common stock at an exercise price of $1.50 per share and selling commissions, marketing allowances and management fees totaling approximately $3,048,832. The warrant is fully exercisable.

During October 2005, Mr. Reinhard was repaid advances of $62,882 that had been made to fund early start-up costs of Cardium with the issuance of 41,922 shares of Aries common stock.

AUDIT COMMITTEE REPORT

The entire Board of Directors performing the functions of an Audit Committee reviewed and discussed Aries’ financial statements for the fiscal year ended September 30, 2005 with Aries’ management, and has discuss with Marcum & Kliegman LLP, Aries’ independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Board has received the written disclosures and the letter from Marcum & Kliegman required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Marcum & Kliegman LLP its independence. Based on the Board’s above described review and discussions, the Board approved that the audited financial statements for the fiscal year ended September 30, 2005, be included in Aries’ Annual Report on Form 10-KSB for such fiscal year for filing with the SEC.

Members of the Board of Directors

Robert Weingarten

Christopher Reinhard

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 (“Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this proxy statement. We will furnish any exhibit to our Annual Report free of charge to any stockholder upon written request to the Company at 3611 Valley Centre Drive, Suite 525, San Diego, California 92130. The Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC’s website at http://www.sec.gov.

For financial reporting purposes, Cardium was the acquirer in the Merger. As a result, from and after the Merger, our fiscal year end will be December 31 (Cardium’s fiscal year end) and the assets, liabilities and historical operations reflected in the financial statements in our financial reports will be those of Cardium, beginning with our Annual Report on Form 10-KSB for the fiscal year ending December 31, 2005 to be filed with the SEC no later than March 31, 2006. Since the Merger occurred in October 2005 and the Annual Report mailed to stockholders with this proxy statement contains financial information for periods through September 30, 2005, the assets, liabilities and historical operations reflected in the financial statements in the Annual Report mailed to stockholders with this proxy statement are still those of pre-Merger Aries.

STOCKHOLDER PROPOSALS

It is anticipated that our next annual meeting of stockholders will be held in June 2007. Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on December 31, 2006. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Bylaws, to be properly brought before a meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present to the attention of our Secretary. To be timely, we must receive the notice not later than the close of business on the 15th day following the date on which notice of such meeting or the record date thereof is first publicly announced with respect to special meetings, or 120 days before the date that is one year from the date of the immediately preceding annual meeting of stockholders with respect to proposals to be considered at an annual meeting of stockholders. To be in proper form, the notice must be in writing and include the specified information set forth in Section 7 of Article II of our Bylaws.

All proposals and notices should be sent by certified mail, return receipt requested, to Cardium Therapeutics, Inc., 3611 Valley Centre Drive, Suite 525, San Diego, California 92130, Attn: Dr. Tyler M. Dylan, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

San Diego, California

January 6, 2006

EXHIBIT A

FORM OF

AUDIT COMMITTEE CHARTER

This Audit Committee Charter sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall:

•	provide assistance to the Board in fulfilling its oversight responsibilities relating to:

•	the accounting, reporting and financial practices of the Company, including the integrity of the Company’s financial statements and disclosures;

•	the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements;

•	the qualification, independence and performance of the Company’s independent auditing firm (the “Auditor”); and

•	the performance of the Company’s internal audit function and control procedures;

•	prepare the report that United States Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement; and

•	perform such other duties set forth in this Charter and as directed from time to time by the Board.

In performing its responsibilities, the Committee shall maintain free and open communication between the Committee, the Auditor, and the Company’s management.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee or, if there is no such committee, a majority of the Company’s independent directors. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.

Independence. Each member of the Committee must meet the independence requirements of NASD Rule 4200 (a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “34 Act”) (subject to the exemptions provided in Rule 10A-3(c) under the 34 Act), and must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. Independence shall be determined as to each member by the full Board. Notwithstanding the foregoing, one director who: (i) is not independent as defined in NASD Rule 4200; (ii) meets the criteria set forth in Section 10A(m)(3) of the 34 Act and the rules thereunder; and (iii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the audit committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

2.5.	Financial Expert. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent required by Section 407 of the Sarbanes-Oxley Act of 2002 and subject to the ability of the Company to obtain a qualified Board member, at least one member of the Committee shall be a “financial expert” within the definition of Section 407 of said act and the rules and regulations of the SEC promulgated thereunder.

2.6.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board. For this purpose, indirect acceptance includes acceptance of such a fee by a spouse, minor child or stepchild or a child or stepchild sharing a home with the Committee member, or by an entity in which the Committee member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any of its subsidiaries.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Education. To help ensure that members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company’s expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls, auditing and other matters that are relevant to carrying out the Committee’s responsibilities.

3.2.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.	Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the Auditor to meet with the Committee and any of its Advisors and to respond to the Committee’s inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.5.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) compensation to the Auditor for its services in rendering an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.2; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law. Notwithstanding the foregoing, the Committee shall have the sole authority to appoint, determine funding for, and oversee the Auditor.

4.	Meetings

4.1.	Frequency. The Committee shall meet at least once per fiscal quarter or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company and the Auditor to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

4.2.	Executive Sessions. The Committee shall maintain free and open communication with (i) the Company’s Chief Executive Officer and Chief Financial Officer, (ii) the Auditor, and (iii) the Company’s outside legal counsel retained for general corporate purposes, and shall periodically meet in separate executive (private) sessions with each such person and other members of the Company’s management to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee and to provide a forum for the Committee to discuss the Auditor’s evaluation of the Company’s financial practices and personnel and the cooperation that the Auditor receives during the course of its audit.

4.3.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

4.4.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

4.5.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

5.	Auditor and Audit Process

5.1.	Selection. Subject to stockholder ratification, if such ratification is required by applicable law or the Company’s certificate of incorporation or bylaws, in its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

5.2.	Pre-approval of Auditor Services.

5.2.1.	Committee Pre-Approval. The Committee must approve in advance all auditing services and all permissible non-audit services to be provided by the Auditor. If the Committee approves an audit service within the scope of the engagement of the Auditor, such audit service shall be deemed to have been pre-approved.

5.2.2.	Pre-Approval Exception. Pre-approval shall not be required under Section 5.2.1 for permissible non-audit services if (i) the aggregate amount of all such non-audit services provided to the Company is not more than five percent (5%) of the total amount of revenues paid by the Company to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved before completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

5.2.3.	Delegation of Pre-Approval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant the pre-approvals of Auditor services required by this Section 5.2. The decision of any member of the Committee to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

5.3.	Independence. The Committee shall periodically assess and satisfy itself that the Auditor is “independent” in accordance with SEC and NASD rules and regulations. The Committee shall obtain from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard No. 1, and such other disclosures required by Independence Standards Board Standard No. 1. The Committee shall be responsible for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor, including whether the provision by the Auditor of permissible non-audit services is compatible with independence, and for taking, or recommending that the full Board take, appropriate action.

5.4.	Quality Control. The Committee shall annually obtain from the Auditor, and review, a written report describing (i) the Auditor’s internal quality control procedures; and (ii) any material issues raised by (a) the most recent internal quality control review, or peer review, of the Auditor, or (b) any inquiry or investigation by governmental or accounting profession authorities, in each case within the past five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues.

5.5.	Audit Partner Rotation. The Committee shall annually obtain from the Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company’s audit nor the audit partner responsible for reviewing the Company’s audit has performed audit services for the Company in each of the Company’s five previous fiscal years.

5.6.	Auditor Reports Review. The Committee shall review and discuss with the Auditor and management on a timely basis the reports required by Section 10A(k) of the 34 Act regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; and (iii) other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences.

5.7.	SAS 61 Communications. The Committee shall discuss with the Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

5.8.	Audit Disagreement Policy. The Committee shall periodically inquire of management and the Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures. The Committee shall be directly responsible for the resolution of any disagreements between management and the Auditor regarding financial reporting.

5.9.	Accountability of Auditor. The Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee.

5.10.

Audit Assessment. The Committee shall annually assess and discuss with management and the Auditor the scope and results of the Audit and any problems or difficulties encountered in connection with the audit process and management’s response, including any restrictions on scope of the Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the Auditor but were “passed” (as immaterial or otherwise), and any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor to the Company.

5.11.	Internal Control Assessment. When required by applicable law, the Committee shall annually obtain from the Auditor a written report in which the Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

5.12.	Evaluation. The Committee shall annually, following the completion of the audit reports and at such other times as it deems appropriate, evaluate the performance of the Auditor.

6.	Internal Audit Process

6.1.	Internal Audit Process. The Committee shall have primary responsibility for overseeing the Company’s internal audit function and any other appropriate control process in place for reviewing and approving the Company’s internal transactions and accounting; provided, that (i) this Section 6.1 shall not be construed to require the Company to establish a separate internal audit department or dedicate employees to the task on a full-time basis and (ii) the Company may choose to outsource this function to a firm other than the Auditor. The Committee shall meet periodically, in its discretion, with management, the Auditor and any internal audit personnel or retained internal audit firm to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the Auditor, and (iii) progress and results of the internal auditing process.

6.2.	Internal Audit Reports. The Committee shall meet periodically, in its discretion, with any internal audit personnel or retained internal audit firm to review any significant reports to management prepared by such personnel or firm together with management’s response and follow-up to such reports.

6.3.	Complaints. The Committee shall establish procedures for: (i) the receipt, retention, and confidential and anonymous treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Financial Reporting

7.1.	SEC Filings and Earnings Releases.

7.1.1.	Annual Report. Prior to the filing by the Company with the SEC of any annual report on Form 10-K, the Committee shall review and discuss with management and the Auditor the audited financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein, including the Auditor’s judgment of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the Company’s financial statements.

7.1.2.	Quarterly Reports. Prior to the filing by the Company with the SEC of any quarterly report on Form 10-Q, the Committee shall review and discuss with management and the Auditor the Company’s quarterly financial results.

7.1.3.	Press Releases and Guidance. The Committee shall periodically, at its discretion, review with management and the Auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency (including any use of pro-forma or adjusted non-GAAP information).

7.2.	Adequate Disclosure. The Committee shall periodically, at its discretion, inquire of management, the Auditor and, if the Committee deems it appropriate, outside legal counsel as to whether the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

7.3.	Recommendation Regarding Financial Statements. The Committee shall annually make a determination as to whether to recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

8.	Internal Controls

8.1.	Internal Controls and Compliance Policies. The Committee shall have responsibility for monitoring management’s continuing implementation of an effective system of internal control, the purpose of which is to help promote the reliability of financial and operating information, and compliance with applicable laws, regulations and Company policies, including those related to business conduct and ethics. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, any internal audit personnel or retained internal audit firm, the Auditor and, if the Committee deems it appropriate, outside legal counsel (a) the system of internal controls (including any significant deficiencies or material weaknesses and any material changes in internal controls reported to the Committee), internal control over financial reporting, significant accounting principles and practices, and disclosure controls and procedures followed by the Company in accounting for and reporting its financial results of operations, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee, the full Board and management in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s compliance with laws and regulations, (c) the Company’s Code of Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Company’s Code of Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and such controls, policies, methods and procedures. The Committee shall review with management and the Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is or will be required to be filed by the Company with the SEC on Form 10-K.

8.2.	Information Security. The Committee shall periodically, at its discretion, review and assess with management and the Auditor the adequacy of the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or security breach.

8.3.	Code of Ethics Violations and Waivers. The Committee shall periodically, at its discretion, inquire of management, any internal audit personnel or retained internal audit firm, and the Auditor as to their knowledge of (i) any violation of the Code of Ethics, (ii) any waiver of compliance with the Code of Ethics, and (iii) any investigations undertaken with regard to compliance with the Code of Ethics. Any waiver of the Code of Ethics with respect to a director or executive officer may only be granted by the Committee or the full Board. All waivers granted by the Committee shall be promptly reported to the entire Board and be publicly disclosed as required by SEC and NASD rules.

8.4.	Misconduct Allegations. The Committee shall periodically, at its discretion, inquire of management of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).

8.5.	Disagreements with Legal Counsel. The Committee shall periodically, in its discretion, inquire of management and, if the Committee deems it appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.

8.6.	Related Party Transactions. The Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K or Item 404 of Regulation S-B, as then applicable.

8.7.	Significant Risks. The Committee shall periodically, in its discretion, review and discuss with management the Company’s most significant financial risks, methods of risk assessment, risk mitigation strategies and the overall effectiveness of the Company’s guidelines, policies and systems with respect to risk assessment and management, including policies and procedures for derivative and foreign exchange transactions and insurance coverage.

9.	Reports and Assessments

9.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter. Such reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditor and the performance of the Company’s internal audit function.

9.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and NASD rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

9.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Nominating Committee (if any).

9.4.	Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.

10.	General

10.1.	Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with GAAP and applicable rules and regulations. Furthermore, it is not the duty of the Committee to certify the Company’s financial statements or to guarantee the Auditor’s report. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the Auditor.

10.2.	Charter Guidelines. While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

EXHIBIT B

FORM OF

NOMINATING COMMITTEE CHARTER

This Nominating Committee Charter sets forth the purpose and membership requirements of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to assist the Board in identifying qualified individuals to become members of the Board and in determining the composition of the Board and its various committees.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee must meet the independence requirements of NASD Rule 4200 (a)(15). Independence shall be determined as to each member by the full Board.

Notwithstanding the foregoing, one director who: (i) is not independent as defined in NASD Rule 4200; and (ii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.2.	Search Firm. The Committee shall have the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) the retention of a search firm pursuant to Section 3.2; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.1; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.5.	Delegation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law.

4.	Duties and Responsibilities

In carrying out the stated purpose of this Committee, the Committee shall:

•	Review the qualifications and independence of the members of the Board and its various committees on a periodic basis and make any recommendations to the Board that the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board, or any of its committees;

•	Identify and recruit individuals qualified to become Board members, including evaluating persons suggested by stockholders or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees. Persons suggested by stockholders shall be evaluated on the same basis as persons suggested by others. Stockholder recommendations shall be made in accordance with the Company’s Stockholder Communications Policy. Evaluations shall include a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the Board’s deliberations respecting the Company’s business strategies, financial and operational performance and corporate governance practices.

•	Select candidates as nominees for election as directors and recommend to the Board the director nominees whenever new directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

•	Recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee members to fill vacancies as needed.

•	Review on an annual basis director compensation and benefits.

•	Establish the standards for and annually review and evaluate each Board committee’s annual self-assessment and provide a report of such evaluations to the Board.

•	Perform such other duties set forth in this Charter and as directed from time to time by the Board.

5.	Meetings

5.1.

Frequency. The Committee shall meet at least once per fiscal year or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

5.2.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

5.3.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

5.4.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

6.	Reports and Assessments

6.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter.

6.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and NASD rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

6.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board.

7.	Charter Guidelines

While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its purpose, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

EXHIBIT C

AGREEMENT AND PLAN OF MERGER

(as proposed to be adopted)

THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”) dated as of January             , 2006, is made and entered into by and between Aries Ventures Inc., a Nevada corporation (the “Parent”) and Cardium Therapeutics, Inc., a Delaware corporation (the “Subsidiary”).

RECITALS

A. The Parent is a corporation organized and existing under the laws of the State of Nevada.

B. The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent.

C. The Parent and the Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (the “NRS”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the “Merger”) upon the terms and conditions hereinafter set forth.

ARTICLE I

PRINCIPAL TERMS OF THE MERGER

1.1 Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the “Surviving Corporation”) shall operate under the name “Cardium Therapeutics, Inc.” by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, and the registered agent in charge thereof shall be Corporation Service Company.

1.2 Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

1.3 Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

1.4 Directors and Officers. At the Effective Date of the Merger, the directors and officers of the Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

ARTICLE II

CONVERSION, CERTIFICATES AND PLANS

2.1 Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a) Common Stock. Each share of the Parent’s common stock, $0.01 par value per share (the “Parent’s Common Stock”), issued and outstanding immediately prior to the Effective Date of the Merger (except for those shares of the Parent’s Common Stock with respect to which the holders thereof duly exercise their dissenters’ rights under the NRS), by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.0001 par value per share (the “Surviving Corporation’s Common Stock”).

(b) Options. Each option to acquire shares of the Parent’s Common Sock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock, which is equal to the number of shares of the Parent’s Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

(c) Warrants. Each warrant to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such warrant.

(d) Other Rights. Any other right, by contract or otherwise, to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

(e) Each share of the Subsidiary’s Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

2.2 Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent’s Common Stock will thereafter be deemed to represent the number of shares of the Surviving Corporation’s Common Stock equal to the number of shares shown on the face of such certificate. The holders of outstanding certificates theretofore representing the Parent’s Common Stock will not be required to surrender such certificates to the Parent.

2.3 Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent’s Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation’s Common Stock.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1 Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

3.2 Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

ARTICLE IV

APPROVAL BY STOCKHOLDERS; AMENDMENT; EFFECTIVE DATE

4.1 Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of stockholders in accordance with the NRS and the DGCL. As promptly as practicable after approval of this Agreement by stockholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Nevada and Delaware. The effective date (the “Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

4.2 Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of the Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent’s Common Stock, (b) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent’s Common Stock.

ARTICLE V

MISCELLANEOUS

5.1 Termination. This Agreement maybe terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of the Parent and the Subsidiary.

5.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

5.3 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

5.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Nevada shall apply to the Merger where mandated by the NRS.

IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused this Agreement to be duly executed on the date set forth above.

ARIES VENTURES INC., a Nevada corporation

By:
Christopher Reinhard, Chief Executive Officer

CARDIUM THERAPEUTICS, INC., a Delaware corporation

By:
Christopher Reinhard, Chief Executive Officer

EXHIBIT D

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

CARDIUM THERAPEUTICS, INC.

a Delaware corporation

Cardium Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is Cardium Therapeutics, Inc. (“Corporation”).

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on December 22, 2003, and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on May 20, 2005.

3. This Second Amended and Restated Certificate of Incorporation, which restates, integrates, amends and supersedes the existing Certificate of Incorporation of this Corporation, as previously amended and restated, was duly adopted in accordance with the provisions of Sections 141(f), 228, 242, and 245 of the General Corporation Law of the State of Delaware by the unanimous written consent of the Corporation’s Board of Directors and the written consent of the Corporation’s stockholders, with written notice being provided to all non-consenting stockholders in accordance with Section 228(e) of the General Corporation Law of the State of Delaware.

4. The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I.

The name of this corporation is Cardium Therapeutics, Inc.

ARTICLE II.

The address of this Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808. The name of this Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III.

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV.

The total number of shares of stock this Corporation shall have authority to issue is Two Hundred Forty Million (240,000,000), divided into Two Hundred Million (200,000,000) shares of Common Stock, $0.0001 par value, and Forty Million (40,000,000) shares of Preferred Stock, $0.0001 par value. There shall be only one (1) class of Common Stock and all holders of Common Stock issued by this corporation shall have equal voting rights per share of Common Stock.

The Board of Directors of this Corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish

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from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereon including, but not limited to, the determination of dividend, voting, liquidation, redemption and conversion rights, preferences and limitations and any other preferences and relative, participating, optional or other special rights. The Board of Directors is also authorized to increase or decrease the number of shares of any series before or after the issue of that series, but not above the total number of authorized and unissued shares of the class or below the number of shares of such series then outstanding.

ARTICLE V.

The Board of Directors shall consist of three or more members, the number thereof to be determined from time to time by resolution of the Board of Directors, except that no decrease in the number of such directors shall prevent any incumbent director from serving the balance of the term for which he was duly elected or appointed unless he is removed from office in accordance with this Certificate of Incorporation, the Bylaws of the Corporation or applicable law. No director of the Corporation may be removed except for cause, and the affirmative vote of all classes of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, breach of fiduciary duty, or misconduct in the performance of the director’s obligations to the Corporation, and such conviction or adjudication has become final and nonappealable. All vacancies including those caused by an increase in the number of directors may be filled by a majority of the remaining directors, though less than a quorum. Directors so appointed to fill any vacancy shall serve until their successors are elected and qualified. The directors shall be classified as to the duration of their respective terms, or as to their election by one or more authorized classes or series of shares, in accordance with the terms of the Bylaws of this Corporation.

ARTICLE VI.

Unless and except to the extent the Bylaws of this Corporation shall so require, the election of directors of this Corporation need not be by written ballot.

ARTICLE VII.

Any proposal duly brought before the stockholders of this Corporation that previously has not been approved by a majority of the Board of Directors of this Corporation, must be approved by the affirmative vote of the holders of not less than sixty percent (60%) of the total voting power of all issued and outstanding shares of stock entitled to vote on the matter. Unless otherwise required by law, all such shares shall vote as a single class. Subject to the provisions of Article IX below regarding cumulative voting, any proposal duly brought before the stockholders of this Corporation that previously has been approved by a majority of the Board of Directors of this Corporation and that, under applicable laws of the State of Nevada, requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present. Unless otherwise required by law, all such shares shall vote as a single class.

ARTICLE VIII.

No action may be taken by written consent of the stockholders.

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ARTICLE IX.

Notwithstanding the provisions of Article VII above and Article XIV below, the stockholders of this Corporation shall not have the right to cumulative voting unless an amendment to this Article IX permitting such cumulative voting is approved by the affirmative vote of not less than sixty percent (60%) of the directors of this Corporation, and duly adopted by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present. Unless otherwise required by law, all such shares shall vote as a single class.

ARTICLE X.

A. In addition to any affirmative vote required or permitted by law or this Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in A(i) and A(ii) this Article X, the Corporation shall not effect, directly or indirectly, any Stock Repurchase from an Interested Stockholder unless said Stock Repurchase is authorized by the affirmative vote of the holders of at least sixty percent (60%) of the combined voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors (“Voting Stock”), voting together as a single class, which shares are Beneficially Owned by Persons other than such Interested Stockholder.

The preceding provisions of this Article X shall not be applicable to any Stock Repurchase from an Interested Stockholder if such Stock Repurchase is effected by the Corporation pursuant to:

(i) a tender offer or exchange offer by the Corporation for some or all of the outstanding shares of any or all classes of stock of the Corporation made on the same terms to all holders of such shares; or

(ii) an open market stock purchase program approved by a majority of those members of the Board who were duly elected and acting members of the Board prior to the time such person became an Interested Stockholder.

B. For purposes of this Article X, the following terms shall be defined by reference to the Securities Exchange Act of 1934 and the rules in effect thereunder on the date of this Second Amended and Restated Certificate of Incorporation:

(i) “Subsidiary” shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934;

(ii) “Interested Stockholder” shall mean a Person (other than any Subsidiary of the Corporation, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any trustee of or a fiduciary with respect to any such plan when acting in such capacity) who: (a) has been a Beneficial Owner for a period of less then two years immediately prior to the Determination Date of five percent or more of the issued and outstanding shares of Voting Stock (including any Voting Stock which such Person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement, or understanding); or (b) is an Affiliate of the Corporation who became the Beneficial Owner of five percent or more of the issued and outstanding shares of Voting Stock at any time within the two-year period immediately prior to the Determination Date; or (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were Beneficially Owned by any Interested Stockholder at any time within the two-year period immediately prior to the Determination Date, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

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(iii) “Stock Repurchase” shall mean any direct or indirect purchase by the Corporation or any Subsidiary of the Corporation of any shares of the stock of the Corporation at a price greater than the Market Price of such shares, or any direct or indirect purchase of such shares for any consideration other than cash.

(iv) “Market Price” shall mean the closing sale price on the trading day immediately preceding the Determination Date of a share of the Corporation’s stock on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the closing bid quotation with respect to a share of such stock on the last trading day immediately preceding the Determination Date on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in use, or if no such quotations are available, the fair market value on the Determination Date of a share of such stock as determined in good faith by a majority of the Board.

(v) “Determination Date” shall mean the date upon which the determination of Market Price is made by the Board.

(vi) “Person” shall mean any individual, firm, corporation or other entity and shall include any group comprising any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock.

C. Nothing contained in this Article X shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

D. The Board shall have the power and duty to determine for the purposes of this Article X on the basis of information known to its members after reasonable inquiry, (i) whether a Person is, and if so, when such Person became, an Interested Stockholder, (ii) the number of shares of stock of the Corporation or other securities of which any Person is a Beneficial Owner and the number of votes entitled to be cast by such person, (iii) whether a Person is an Affiliate or Associate or another, and (iv) whether the price proposed to be paid for any shares of stock of the Corporation is in excess of the Market Price of such shares. Any such determination made in good faith shall be binding on and conclusive for all parties.

For the purposes of determining whether a Person is an Interested Stockholder pursuant to Section B(ii) of this Article X, the shares of the stock of the Corporation deemed to be outstanding shall include shares deemed Beneficially Owned by such Person through application of Section B(i) of this Article X, but shall not include any other shares of stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

ARTICLE XI.

A director of this Corporation shall not be liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except as provided below in this Article XI and except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of this Corporation hereunder in respect of any act or omission occurring before the time of such amendment, modification or repeal.

The foregoing provision, however, shall not eliminate or limit liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct, fraud or a knowing violation of law, (iii) for the payment of dividends in violation of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. In the event that the law of the State of Delaware is amended after approval of this Article XI so as to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of this Corporation shall thereupon be eliminated or limited to the fullest extent permitted by the

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General Corporation Law of the State of Delaware, as so amended from time to time. The provisions of this Article XI shall not be deemed to limit or preclude indemnification of a director by this Corporation for any liability of a director which has not been eliminated by the provisions of this Article XI.

ARTICLE XII.

This Corporation is authorized to indemnify the directors, officers, employees and agents of this Corporation to the fullest extent permissible under Delaware law through provisions in the Bylaws of this Corporation, indemnification agreements with such persons, resolutions of the Board of Directors, or otherwise as permitted by applicable law. Notwithstanding the foregoing authorization, nothing herein shall be deemed to require this Corporation to indemnify any director, officer, employee or agent in excess of the indemnification expressly required by applicable Delaware law. Any amendment, modification or repeal of the foregoing shall not adversely affect any right of a person hereunder in respect of any matter occurring before the time of such amendment, modification or repeal.

ARTICLE XIII.

This corporation shall have perpetual existence.

ARTICLE XIV.

Any amendment, alteration, change or repeal of any provisions contained in this Certificate of Incorporation duly brought before the stockholders of this Corporation that previously has not been approved by a majority of the Board of Directors of this Corporation, must be approved by the affirmative vote of the holders of not less than sixty percent (60%) of the total voting power of all issued and outstanding shares of stock entitled to vote on the matter. Unless otherwise required by law, all such shares shall vote as a single class. Subject to the provisions of Article IX above regarding cumulative voting, any proposal duly brought before the stockholders of this Corporation that previously has been approved by a majority of the Board of Directors of this Corporation and that, under applicable laws of the State of Delaware, requires the affirmative vote of the stockholders entitled to vote thereon, must be approved by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present. Unless otherwise required by law, all such shares shall vote as a single class.

I, the undersigned, for the purpose of amending and restating the Corporation’s Certificate of Incorporation, do make, file and record this Second Amended and Restated Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this      day of December, 2005.

CARDIUM THERAPEUTICS, INC.

By:
Christopher J. Reinhard, CEO and President

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EXHIBIT E

AMENDED AND RESTATED BYLAWS OF

CARDIUM THERAPEUTICS, INC.

A Delaware Corporation

ARTICLE I. STOCKHOLDERS

Section 1.1. Annual Meetings.

An annual meeting of stockholders shall be held for the election of directors and the transaction of such other proper business as may come before such meeting at such time, date and place, either within or without the State of Delaware, as may be designated by resolution by the Board of Directors from time to time. The Board of Directors may, in its sole discretion, determine that an annual meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211 of the General Corporation Law of the State of Delaware.

Section 1.2. Special Meetings.

Special meetings of stockholders for any purpose or purposes may be called at any time in accordance with the provisions of these Bylaws by a majority of the Board of Directors or by stockholders holding 60% or more of the outstanding voting shares of the Corporation.

Section 1.3. Notice of Meetings.

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Unless otherwise required by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given, any notice to stockholders may be given (i) by a form of electronic transmission consented to by the stockholder to whom the notice is given in accordance with the provisions of Section 232 of the General Corporation Law of the State of Delaware, or (ii) by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given in accordance with the provisions of Section 233 of the General Corporation Law of the State of Delaware. An affidavit of the mailing or other means of giving notice of any stockholders’ meeting, executed by an authorized officer of the Corporation or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice.

Section 1.4. Adjournments.

Any meeting of stockholders, annual or special, may adjourn from time to time. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 1.5. Quorum; Required Vote.

Except as otherwise provided by law or these Bylaws, at each meeting of stockholders a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in these Bylaws until a quorum shall attend. If no stockholders are present, any officer entitled to preside at, or to act as secretary of, the meeting may adjourn the meeting.

Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the election of directors.

Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, where a separate vote by one or more classes or series is required, a majority of the outstanding shares of such class(es) or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class(es) or series present in person or represented by proxy at the meeting at which a quorum is present shall be the act of such class(es) or series.

Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Chairman and Secretary of Meetings.

Meeting of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as the secretary of the meeting and record the proceedings of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7. Voting; Proxies.

Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by the stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such authorization shall be in writing, which may include an electronic transmission, provided that any such transmission sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder, and a copy of such authorization shall be provided to the Secretary of the Corporation or other person appointed to act as secretary of a meeting of stockholders. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation or other person appointed to act as secretary of a meeting of stockholders.

Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election. In the event the Board of Directors or the chairman of the meeting

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directs that a vote be by written ballot, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Any stockholder entitled to vote on any matter may vote part of such stockholder’s shares in favor of a proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but, if the stockholder fails to specify the number of shares that the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares that the stockholder is entitled to vote.

Section 1.8. Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or any adjournment thereof, shall, unless otherwise required by law, not be more than 60 days nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9. List of Stockholders Entitled to Vote.

The Secretary of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing herein shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 1.10. No Action by Written Consent.

No action may be taken by written consent of the stockholders.

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Section 1.11. Conduct of Meeting.

The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.12. Advance Notice of Stockholder Business.

At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal place of business of the Corporation, not later than (a) the close of business on the fifteenth (15th) day following the date on which notice of such meeting or the record date thereof is first publicly announced with respect to special meetings; or (b) one hundred twenty (120) days prior to the date that is one year from the date of the immediately preceding annual meeting of stockholders with respect to proposals to be considered at an annual meeting of stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the proposal; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the proposals specified in the notice; (c) the class and number of shares of the Corporation that are beneficially owned by the stockholder; (d) a copy of the proposal, including a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (e) any material interest of the stockholder in such business; and (f) such other information regarding the proposal as is necessary to inform the stockholders with reasonable particularity of the nature, purpose, intent and consequences of the proposal to the Corporation if adopted. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this section. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 1.13. Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in this section shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by a stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal place of business of the

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Corporation not later than the close of business on the fifteenth (15th) day following the date on which notice of such meeting or the record date thereof is first publicly announced with respect to special meetings, or, with respect to an election of directors to be held at the annual meeting of stockholders, one hundred twenty (120) days prior to the date that is one year from the date of the immediately preceding annual meeting of stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended had the nominee been nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

ARTICLE II. BOARD OF DIRECTORS

Section 2.1. General Powers.

Subject to any limitations set forth in the Certificate of Incorporation, these Bylaws, or the laws of the State of Delaware, as to actions that shall be authorized or approved by the stockholders, the property, business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 2.2. Number; Qualifications.

The Board of Directors shall consist of three or more members, the number thereof to be determined from time to time by resolution of the Board of Directors, except that no decrease in the number of such directors shall prevent any incumbent director from serving the balance of the term for which he was duly elected or appointed unless he is removed from office in accordance with this Certificate of Incorporation, the Bylaws of the Corporation or applicable law. Directors need not be stockholders.

Section 2.3. Election; Staggered Terms of Office.

The directors of the Corporation shall be elected at each annual meeting of stockholders as provided for herein, but if any such meeting is not held, the directors may be elected at any special meeting of stockholders held for that purpose. Each director shall hold office until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided below.

(1) The Board of Directors shall be classified in three (3) classes and the directors in each class shall serve staggered terms, as described herein. Each class of directors shall be distinguished by the duration of the term for that class of directors, and upon any change in the size of the Board of Directors, each class shall be as nearly equal in number as possible. The term of office of the directors in the first class (Class 1) shall initially expire at the annual meeting of the stockholders of the Corporation held during the year 2007 (or, if no annual meeting is held during the year 2007, then at the next annual meeting of stockholders held thereafter); the term of office of the directors in the second class (Class 2) shall expire at the annual meeting of the stockholders of the Corporation held during the year 2008 (or, if no annual meeting is held during the year 2008, then at the next annual meeting of stockholders held thereafter); and the term of office of the directors in the third class (Class 3) shall expire at the annual meeting of the stockholders of the Corporation held during the year 2009 (or, if no annual meeting is held during the year 2009, then at the next annual meeting of stockholders held thereafter).

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(2) At each annual meeting of the stockholders of the Corporation occurring after the adoption of these Bylaws by the corporation, the number of Directors equal to the number of directors in the class, the term of which expires at the time of such meeting, shall be elected to hold office for a term expiring on the third (3rd) annual meeting of stockholders of the Corporation after their election.

(3) Notwithstanding any other provisions hereof, if required by applicable law, at least one-fourth (1/4) of the Directors of the Corporation must be elected annually.

Section 2.4. Resignations.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors or to any Chief Executive Officer, President or Secretary of the Corporation. Any notice given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the director. Any resignation by a director shall take effect at the time specified in the notice of resignation, or, if no time is specified therein, immediately upon receipt of such notice. Acceptance of a resignation shall not be necessary to make it effective.

Section 2.5. Removals.

Directors may only be removed in accordance with the provisions of the Certificate of Incorporation.

Section 2.6. Vacancies.

Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by the affirmative vote of a majority of the remaining directors, although such majority is less than a quorum. Each director so elected shall hold office until the term of the respective class expires and his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided herein. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 2.7. Regular Meetings.

Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given. The Board of Directors shall hold a regular meeting as promptly as practicable after each annual meeting of stockholders for the purpose of electing officers and transacting any other business.

Section 2.8. Special Meetings.

Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, the Chief Executive Officer, if any, or a majority of the Board of Directors. Notice of the time and place of any special meeting shall be given in person or by telephone, telegraph, facsimile or other means of electronic transmission by the person or persons calling the meeting to each director at least 48 hours before the time of the special meeting, or by mail, addressed to the director at his or her principal residence or place of business, at least five days before the day on which the special meeting is to be held. The notice of special meeting need not set forth the purpose of such meeting.

Section 2.9. Telephonic Meetings Permitted.

Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

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Section 2.10. Quorum; Vote Required.

At all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of any business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.11. Adjournment.

A majority of the directors present at any meeting, whether or not a quorum, may adjourn any meeting to another time and place. Notice of any adjournment need not be given.

Section 2.12. Chairman and Secretary of Meetings.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as the secretary of the meeting and record the proceedings of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.13. Action by Written Consent.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any consent given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the director.

Section 2.14. Compensation.

The Board of Directors shall have the authority to fix the compensation of the directors, which may include reimbursement of expenses incurred by directors to attend any meeting of the Board of Directors or any committee thereof. Nothing herein shall preclude any director from serving the Corporation or any subsidiary of the Corporation in any other capacity and receiving compensation therefore.

Section 2.15. Committees.

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II. Each committee designated by the Board of Directors shall keep written minutes of its meetings and report the same to the Board of Directors at the next regular meeting of the Board of Directors.

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Section 2.16. Interested Directors; Quorum.

Unless otherwise provided by law, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, association or other entity in which one or more of its directors or officers are directors, officers, partners, members or managers, or have a financial interest, shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee that authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

ARTICLE III. OFFICERS

Section 3.1. Number.

The Board of Directors shall elect a President, a Secretary and a Chief Financial Officer, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person.

Section 3.2. Election; Term of Office.

Each officer elected by the Board of Directors pursuant to Section 3.1 of these Bylaws shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election or until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided below.

Section 3.3. Resignations.

Any officer may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. Any notice given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the officer. Any resignation by an officer shall take effect at the time specified in the notice of resignation, or, if no time is specified therein, immediately upon receipt of such notice. Acceptance of a resignation shall not be necessary to make it effective.

Section 3.4. Removal.

Any officer may be removed, with or without cause, at any time by the Board of Directors, but such removal shall be without prejudice to any contractual rights of such officer with the Corporation.

Section 3.5. Vacancies.

Any vacancy occurring in any office of the Corporation for any cause may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

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Section 3.6. Powers and Duties.

The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3.7. Compensation.

The Board of Directors shall have the authority to fix the compensation of the officers from time to time. Nothing herein shall preclude any officer from serving the Corporation or any subsidiary of the Corporation in any other capacity, including as a director, and receiving compensation therefore.

ARTICLE IV. INSURANCE

The Board of Directors may, but is not required to, buy and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Section 145 of the General Corporation Law of the State of Delaware.

ARTICLE V. STOCK

Section 5.1. Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board or Vice Chairman of the Board, if any, or the President or any Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form. If the Corporation is authorized to issue more than one class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth on the back of any certificate issued by the Corporation representing such class or series of stock. Within a reasonable time after the issuance or transfer of un-certificated stock, the Corporation shall send to the registered owner thereof a written notice containing such information or statement.

Section 5.2. Registered Holders.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of such shares for all purposes as regards the Corporation. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

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Section 5.3. Lost, Stolen or Destroyed Certificates.

The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI. AMENDMENTS

Section 6.1. Power of Stockholders. In addition to the right of the directors as provided below in Section 6.2 and subject to the immediately following sentence in this Section 6.1, new Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of holders of not less than sixty percent (60%) of the voting power of all issued and outstanding shares of stock entitled to vote on the matter. Unless otherwise required by law, all such shares shall vote as a single class.

Section 6.2. Power of Directors. In addition to the right of stockholders as provided above in Section 6.1, new Bylaws may be adopted or these Bylaws may be amended or repealed, by a majority of the Board of Directors, other than any amendment to Section 1.2 or Section 6.1 which would increase the voting percentages set forth therein or otherwise diminish, limit or eliminate any rights or powers of the stockholders pursuant to such sections (all of which changes or amendments in clauses must be approved by the stockholders of the corporation pursuant to Section 6.1).

ARTICLE VII. MISCELLANEOUS

Section 7.1. Fiscal Year.

The fiscal year of the Corporation shall be determined from time to time by resolution of the Board of Directors.

Section 7.2. Seal.

The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3. Form of Records.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.4. Waiver of Notice of Meetings of Stockholders, Directors and Committees.

Whenever notice is required to be given, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission.

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Section 7.5. General Corporation Law.

All references herein to a specific section of the General Corporation Law of the State of Delaware shall also include any successor provision. In the event of any conflict between the provisions of these Bylaws and the provisions of the General Corporation Law of the State of Delaware, such provisions of the General Corporation Law of the State of Delaware shall control.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify that:

1. I am the duly elected and acting Secretary of Cardium Therapeutics, Inc., a Delaware corporation; and

2. The foregoing Bylaws, consisting of 13 pages, are a true and correct copy of the Bylaws of said Corporation as of the date hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation as of this      day of December, 2005.

Tyler Dylan, Secretary

Certificate of Secretary

EXHIBIT F

NEVADA REVISED STATUTES

SECTIONS 92A.300 THROUGH 92A.500

RIGHTS OF DISSENTING STOCKHOLDERS

92A.300.Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.“Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.“Corporate action” defined. “Corporate action” means the action of a domestic corporation.

92A.315.“Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320.“Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.“Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330.“Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335.“Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340.Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350.Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360.Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370.Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380.Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A. 120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390.Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub- subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400.Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

92A.420.Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440.Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

92A.450.Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470.Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

92A.480.Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500.Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

EXHIBIT G

2005 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSES OF THE PLAN

The purposes of this Plan are to (i) promote the long-term success of the Company; (ii) attract and retain the best available Employees, Directors and Consultants for the Company; (iii) motivate such individuals to strive for excellence in individual performance; (iv) align the financial interests of such individuals with long-term stockholder value; and (v) provide flexibility to the Company in its efforts to achieve the purposes set forth in (i), (ii), (iii) and (iv).

SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply unless a different meaning is plainly required by the context:

“Applicable Laws” means any and all laws, rules and regulations of whatever jurisdiction applicable to the administration of equity incentive plans, including the issuance and transfer of Awards and Shares, including, without limitation, applicable provisions of the Code, federal and state securities laws, and state corporate laws.

“Award” means any award or benefits granted under the Plan, including Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights (including Stand-Alone SARs and Tandem SARs), Performance Stock, Performance Units and other stock or cash awards described herein or otherwise granted under the Plan.

“Award Agreement” means the agreement or instrument evidencing the grant of an Award and the terms thereof executed by the Company and the Participant, including any amendments thereto. An Award Agreement may be in paper or in an electronic form and otherwise in such form as the Board may approve from time to time.

“Base Value” means the Fair Market Value of a Stand-Alone SAR on the Grant Date.

“Board” means (i) the Board of Directors of the Company, as constituted from time to time, or (ii) both the Board and the Committee, if a Committee has been appointed to administer all or a portion of the Plan in accordance with Section 3.1.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately before such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by persons who held the Company’s securities immediately before such transaction or to cause the Company to become a publicly-traded company.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall also include any successor provision, and any regulations promulgated under such section or successor provision.

“Committee” means a committee of the Board appointed by the Board to administer all or a portion of the Plan in accordance with Section 3.1, if any. If the Board appoints more than one Committee, then “Committee” shall refer to the appropriate Committee, as indicated by the context of the reference.

“Company” means Aries Ventures Inc., a Nevada corporation, and any Parent or Subsidiary, or any successors thereto.

“Consultant” means any person, other than an Employee or Director, engaged by the Company to render bona fide consulting or advisory services to the Company; provided such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction or directly or indirectly with the promotion or maintenance of a market for the Company’s securities. To the extent the Company intends that a grant of an Award to a Consultant under this Plan qualify under the exemption provided in Rule 701 under the Securities Act, the Consultant must be a natural person.

“Continuous Service” means that the provision of services to the Company in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence; (ii) transfers within the Company or among the Company and its Parent or Subsidiaries, in any capacity of Employee, Director or Consultant; or (iii) any change in status as long as the individual remains in the service of the Company in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Nonqualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

“Director” means any individual who is a member of the Board.

“Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

“Effective Date” means October 20, 2005, the date on which the Board adopted the Plan.

“Employee” means any person, including an Officer or Director, who is in the employ of the Company, subject to the control and direction of the Company as to both the work to be performed and the manner and method of performance, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the Plan’s adoption. The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” means the amount for which one (1) Share may be purchased upon exercise of an Option, as specified by the Board and set forth in the Award Agreement.

“Fair Market Value” means with respect to each Share the last reported sale price of the Company’s Shares sold on the principal national securities exchanges on which the Shares are at the time admitted to trading or listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the Nasdaq system, or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of the Shares shall be as determined by the Board in good faith or as required to be determined by Applicable Laws. Section 260.140.50 of Title 10 of the California Code of Regulations requires that consideration be given to (i) the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, or (ii) if there are no securities of reasonably comparable corporations in the same industry being traded, the earnings history, book value and prospects of the Company in light of market conditions generally. The Board’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing a Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

“Grant Date” means, with respect to an Award, the date that the Award was approved by the Board or a later date specified by the Board.

“Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means any Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means any right granted to a Participant under the Plan allowing the Participant to buy a certain number of Shares at such price or prices during such period or periods as the Board shall determine.

“Outside Director” means a member of the Board who is not an Employee.

“Parent” means (i) in the case of an Incentive Stock Option, a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, and (ii) in the case of an Award other than an Incentive Stock Option, in addition to a parent corporation as defined in (i), a limited liability company, partnership or other entity which controls fifty percent (50%) or more of the voting power of the Company.

“Participant” means an Employee, Director, or Consultant, as more fully described in Section 4, who is selected by the Board to receive an Award under the Plan or who has an outstanding Award under the Plan. A Participant may also include a general partner or trustee of a Parent or Subsidiary organized as a partnership or business trust.

“Performance Goals” means the goal(s) determined by the Board in its discretion to be applicable to a Participant with respect to an Award as more fully described in Section 7.7.

“Performance Period” means that period established by the Board at the time of grant or at any time thereafter during which any Performance Goals specified by the Board with respect to an Award are to be measured.

“Performance Stock” means an Award granted to a Participant pursuant to Section 11.4.

“Performance Units” means an Award granted to a Participant pursuant to Section 11.4.

“Period of Restriction” means the period during which the transfer of Shares is limited in some way (based on the passage of time, the achievement of Performance Goals, or the occurrence of other events, or a combination thereof, as determined by the Board in its discretion), and the Shares are subject to a substantial risk of forfeiture.

“Plan” means this 2005 Equity Incentive Plan, as may be amended from time to time.

“Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company for cause) of the Participant’s Continuous Service, or such longer period as may be applicable upon death or Disability.

“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board and set forth in the Award Agreement.

“Restricted Stock” means any Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Board.

“Reverse Vesting” means (i) in the case of an Option, that an Option is or was fully exercisable but that, subject to a reverse vesting schedule, the Company has a right to repurchase the Shares, with the Company’s right of repurchase expiring in accordance with a forward vesting schedule that would otherwise have applied to the Option under which the Shares were acquired or in accordance with some other vesting schedule described in the Award Agreement; and (ii) in the case of an Award of Restricted Stock, Performance Stock or other Award of Shares, that the Company has a right to repurchase the Shares acquired pursuant to such an Award, with the Company’s right to repurchase expiring in accordance with the vesting schedule in the Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share” means one (1) share of the Company’s common stock, with a par value of $0.01 per Share.

“Stand-Alone SAR” means a SAR that is granted independently of any Options in accordance with Section 11.3.

“Stock Appreciation Right” or “SAR” means the right granted to a Participant under the Plan to receive the monetary equivalent of an increase in the Fair Market Value of a specified number of Shares over a specified period of time, subject to such terms and conditions as the Board may establish.

“Subsidiary” means (i) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of an Award other than an Incentive Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Tandem SAR” means a SAR granted in tandem with an Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled). The tandem interests may be awarded simultaneously or at different times.

“Ten-Percent Stockholder” means an individual who, at the time an Award is granted, owns more than 10% of the total combined voting power of all classes of the outstanding stock of the Company or any Parent or Subsidiary. For purposes of determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION

3.1 Procedure. The Plan shall be administered by the Board. The Board may, in accordance with the Company’s Bylaws, appoint one or more Committees to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe; provided, however, that a Committee may not administer the Plan in connection with Awards granted to Officers or Directors. Once appointed, the Committee(s) shall continue to serve in its designated capacity until otherwise directed by the Board.

3.2 Authority of the Board. Subject to Applicable Laws and the terms of the Plan, the Board shall have the authority, in its discretion, to take any action and to make any determination it deems necessary or advisable for the administration of the Plan including, without limitation:

(i) to construe and interpret the terms of the Plan and Awards granted under the Plan, including, without limitation, any notice of Award or Award Agreement;

(ii) to establish, interpret, amend and waive rules for administration of the Plan;

(iii) to approve forms of Award Agreements for use under the Plan;

(iv) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(v) to determine whether and to what extent Awards are granted hereunder;

(vi) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(vii) to determine the terms and conditions of any Award granted hereunder (which need not be identical);

(viii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent;

(ix) to cancel an Award and/or to implement an exchange program in accordance with Section 7.10; and

(x) to take such other action, not inconsistent with the terms of the Plan, as the Board deems appropriate.

The actions of the Board taken hereunder shall be in its sole and absolute discretion in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes and terms of the Plan.

3.3 Effect of Board’s Decisions. All decisions, determinations, interpretations and other actions of the Board shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 4. ELIGIBILITY

4.1 General Rule. Participants in the Plan may include any Employee, any Director (including any Outside Director), and any Consultant, including prospective Employees, Directors and Consultants conditioned on the beginning of their service to the Company. A Participant may also include a general partner or trustee of a Parent or Subsidiary organized as a partnership or business trust. No Employee, Director, Consultant, general partner or trustee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award or to receive the same type or amount of Award as granted to any other Participant in any year. The Board shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards. A Participant who has been granted an Award may, if eligible, be granted additional Awards.

4.2 Incentive Stock Options. Only Employees shall be eligible to receive an Incentive Stock Option. In the event of a Participant’s change in status from an Employee to an Outside Director or Consultant, the unexercised portion of that Participant’s Incentive Stock Options, if any, shall convert automatically to a Nonqualified Stock Option on the day three (3) months and one day following such change of status.

SECTION 5. STOCK SUBJECT TO THE PLAN

5.1 Authorized Shares. Shares authorized under the Plan may be authorized but unissued Shares or treasury Shares. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan shall not exceed 5,665,856. The number of Shares that are subject to Awards at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Shares available for issuance under the Plan.

5.2 Lapsed Awards. If an Award or portion thereof is cancelled, forfeited, expires, lapses, or terminates, or otherwise becomes unexercisable for any reason, the undelivered Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan. In addition, any Shares (i) issued under the Plan that are thereafter reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first refusal or otherwise; (ii) exchanged by a Participant as full or partial payment to the Company of the Exercise Price or Purchase Price, as applicable, under any Award granted under the Plan; (iii) retained by the Company pursuant to a Participant’s tax withholding election; or (iv) covered by an Award that is settled in cash shall become available for future Awards under the Plan.

5.3 Reservation of Shares. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

SECTION 6. TYPES OF AWARDS

The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights (including Stand-Alone SARs and Tandem SARs), Performance Stock, Performance Units and other stock or cash awards, all as described herein. Any and each Award shall be at the discretion of the Board. Any Award may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.

SECTION 7. GENERAL TERMS AND CONDITIONS OF AWARDS

7.1 Award Agreement.

(a) Agreement. Each Award shall be evidenced by an Award Agreement, which shall set forth the specific terms of the Award. Should there be any inconsistency between the terms of the Plan and the Award Agreement, the terms of the Plan shall prevail.

(b) Terms and Conditions. Subject to the terms of the Plan, the Board shall determine the provisions, terms and conditions of each Award including, but not limited to, the number of Shares underlying the Award, the vesting schedule (which may include Reverse Vesting and may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events, or a combination thereof), repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares or other consideration) upon settlement of the Award, payment contingencies, Performance Goals, any Performance Period, any Period of Restriction, the term of the Award or expiration date, the Exercise Price, Purchase Price or Base Value, as applicable, and such other terms and conditions as the Board shall determine not inconsistent with the terms of the Plan or as may be required to comply with Applicable Laws. The terms and conditions of the various Award Agreements entered into under the Plan need not be identical.

7.2 Early Exercise. The Award Agreement may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of an Award before full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.3 Term of Award. The term of each Award shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the Grant Date. However, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, the term of such Incentive Stock Option shall be no more than five (5) years from the Grant Date.

7.4 Limited Transferability of Awards.

(a) General Rule. Except as otherwise set forth in the Plan, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Incentive Stock Option granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b) Transfers Pursuant to Domestic Relations Orders. A Participant may, to the extent and in the manner authorized by the Board, transfer an Award, other than an Incentive Stock Option, to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order that relates to the provision of child support, alimony payments or marital property rights.

(c) Transfers to Family Members. A Participant may, to the extent and in the manner authorized by the Board, transfer an Award, other than an Incentive Stock Option, by bona fide gift and not for any consideration, to a Family Member.

(d) Disability. In the event of the Disability of a Participant, an Award may be exercised pursuant to its terms by the personal representative of the Participant.

(e) Beneficiary Designations. If permitted by the Board, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

(f) Restricted Stock. Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to any applicable federal and state securities laws governing the transfer of such Shares.

7.5 Limitation on Award Amounts under Rule 701. To the extent the Company intends to rely on the exemption available under Rule 701 of the Securities Act and/or Section 25102(o) of the California Corporate Securities Law of 1968, as amended, for offers and sales of securities under the Plan, the aggregate sales price or amount of securities sold in reliance on such exemption during any consecutive 12 month period may not exceed the greater of:

(i) $1,000,000;

(ii) 15% of the Company’s total assets as of the Company’s most recent annual balance sheet date (if no older than its last fiscal year end); or

(iii) 15% of the outstanding amount of Shares, as of the Company’s most recent annual balance sheet date (if no older than its last fiscal year end).

For purposes of this limitation, the rules for calculating prices and amounts set forth in Rule 701 of the Securities Act shall apply. With respect to Options, Options must be valued on their Grant Date (without regard to when the Option becomes exercisable) based on the Exercise Price of the Option.

7.6 Limitations on Repurchase Rights. If the terms of an Award Agreement give the Company the right to repurchase Shares upon termination of a Participant’s Continuous Service, the Award Agreement shall provide that:

(i) the right to repurchase must be exercised, if at all, within ninety (90) days of the termination of the Participant’s Continuous Service (or in the case of Shares issued upon exercise of Options after the date of termination of the Participant’s Continuous Service, within ninety (90) days after the date of the exercise of such Options);

(ii) the consideration payable for the Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness within the ninety (90) day periods specified in (i); and

(iii) the amount of such consideration shall not be less than (A) the Fair Market Value of the Shares to be repurchased on the date of termination of the Participant’s Continuous Service, provided that the right to repurchase at Fair Market Value lapses if and when the Shares become publicly traded, or (B) the original Purchase Price or Exercise Price, provided that the right to repurchase at the original Purchase Price or Exercise Price lapses at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the Grant Date.

In addition to the foregoing restrictions, Awards to an Officer, Director or Consultant may be subject to additional or greater restrictions.

7.7 Performance Goals. Awards under the Plan may be made subject to the attainment of certain Performance Goals. As determined by the Board, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow, net profit, net sales; sales growth; return on net assets, equity or stockholders’ equity; Fair Market Value; market share; total return to stockholders; or such other criteria established by the Board. These measures may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Performance Goals may differ from Participant to Participant and from Award to Award. The Board shall determine the method of calculation of any Performance Goals and whether any significant element(s) shall be included or excluded from the calculation of any Performance Goals.

7.8 Deferrals. The Board may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Board). The Board may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Board deems advisable for the administration of any such deferral program.

7.9 Separate Programs. The Board may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Board from time to time.

7.10 Exchange Programs/Modification of Awards. The Board shall have the authority, at any time and from time to time, to modify or amend any or all outstanding Awards granted under the Plan, or to cancel any or all such outstanding Awards and grant in substitution new Awards, to effect a change in, among others, (a) the number of Shares underlying the Award, (b) the type of Award, (c) the Exercise Price, Purchase Price or Base Value of the Award, (d) the term of the Award, or (e) a combination thereof. The Board shall also have the authority, at any time and from time to time, to effect a cancellation or surrender of any or all outstanding Awards in exchange for cash or to modify or waive any restriction or forfeiture provisions, any vesting conditions or any Performance Goals applicable to an Award. Such exchange for cash, modification or waiver may be in combination with any of the foregoing changes to an Award. Notwithstanding the foregoing, no amendment, modification or cancellation of an outstanding Award granted under the Plan shall, without the consent of the affected Participant, impair such Participant’s rights or increase such Participant’s obligations under such Award.

In the case of any amendment or modification of an Incentive Stock Option that gives the Participant additional benefits, the Exercise Price of such Option shall be amended to reflect one hundred percent (100%) (one hundred ten percent (110%) for a Ten-Percent Stockholder) of the Fair Market Value on the date of such amendment or modification. Otherwise, such Option shall be treated as a Nonqualified Stock Option. Notwithstanding the foregoing, an acceleration of the time of exercisability of an Incentive Stock Option shall not be considered an amendment or modification of such Option. Any modification of the terms of an Award shall be subject to the terms of the Plan.

SECTION 8. AWARD PRICE, CONSIDERATION AND WITHHOLDING

8.1 Exercise or Purchase Price. The Exercise Price or Purchase Price, if any, for an Award shall be as follows:

(a) Incentive Stock Options. The Exercise Price of an Incentive Stock Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value on the Grant Date. Notwithstanding the foregoing, if an Incentive Stock Option is granted to a Ten-Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. In no event shall the Exercise Price be less than the par value of the Shares underlying the Option if such is required under Applicable Laws. If the grant of an Incentive Stock Option is subject to a contingency, the Grant Date shall be the date any such contingency is satisfied or otherwise removed. In such case, the Exercise Price shall not be less than one hundred percent (100%) (one hundred ten percent (110%) for a Ten-Percent Shareholder) of the Fair Market Value on such date.

(b) Nonqualified Stock Options. The Exercise Price of a Nonqualified Stock Option granted under the Plan shall not be less than eighty five percent (85%) of the Fair Market Value on the Grant Date. Notwithstanding the foregoing, if a Nonqualified Stock Option is granted to a Ten-Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date.

(c) Sale of Shares. In the case of the sale of Shares, the Purchase Price shall not be less than eighty five percent (85%) of the Fair Market Value on the Grant Date or at the time the purchase is consummated, except that the Purchase Price shall not be less than one hundred percent (100%) of the Fair Market Value if the Award is granted to a Ten-Percent Stockholder.

(d) Other Awards. In the case of other Awards, the price or value shall be as determined by the Board and set forth in the applicable Award Agreement.

8.2 Consideration. Subject to Applicable Laws, the consideration, if any, to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Board (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Board may determine, unless otherwise set forth in the Award Agreement, the

Board is authorized to accept as consideration for Shares issued under the Plan the following (provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the applicable state corporate law):

(i) cash or its equivalent, including check or wire transfer;

(ii) cancellation of any debt owed by the Company to the Participant including, without limitation, the waiver or reduction of compensation due or accrued for services previously rendered to the Company;

(iii) one or more promissory notes with such recourse, interest, security, redemption provisions and other terms as required by the Board and Applicable Laws (but only to the extent that the terms of the note would not result in an accounting compensation charge with respect to the use of such promissory note to pay the price due unless otherwise determined by the Board);

(iv) payment through a cashless exercise procedure pursuant to which the Company delivers a net amount or number of Shares to the Participant; or

(v) a combination of any of the foregoing.

Unless otherwise permitted by the Board, all payments under the methods listed above shall be paid in United States dollars.

8.3 Withholding.

(a) Requirements. Before the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall be entitled to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes required to be paid or withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy any tax withholding obligations, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

SECTION 9. EXERCISE OF AN AWARD

9.1 Procedure for Exercise; Rights as a Shareholder.

(a) General Requirements. Any Award granted under the Plan shall be exercisable at such times and under such conditions as determined by the Board under the terms of the Plan and specified in the Award Agreement. An Award may not be exercised for a fraction of a Share. In lieu of the issuance of a fraction of a Share, the Shares issuable pursuant to an exercise shall be rounded to the next lower whole Share. Exercise of an Award in any manner and delivery of the Shares subject to such Award shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and the Award, by the number of Shares as to which the Award is exercised. An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Award and full payment of the Shares with respect to which the Award is exercised.

(b) Options. Notwithstanding the foregoing, any Option granted under the Plan to an Employee, other than an Officer or Director, shall become exercisable (vest) at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date, subject to reasonable conditions such as Continuous Service. In the case of any Options granted to Officers, Directors, or Consultants of the Company, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as Continuous Service, at any time or during any period established by the Board. If so provided in the Award Agreement, an Option may be exercisable subject to the application of Reverse Vesting with respect to the Shares.

(c) No Rights as Stockholder. Except as otherwise specifically set forth herein, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company, including voting and dividend rights, with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the books of the Company or of a duly authorized transfer agent of the Company, and delivered to the Participant (or beneficiary). No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as otherwise provided herein.

9.2 Exercise Following Termination of Continuous Service.

(a) General Requirements. In the event of termination of a Participant’s Continuous Service for any reason other than Disability or death, such Participant may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination or such other portion of the Participant’s Award as may be determined by the Board. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an Award following a termination of Continuous Service. Such provisions need not be uniform among all Awards issued under the Plan, and may reflect distinctions based on the reasons for termination. To the extent that the Participant’s Award was unvested at the date of termination, or if the Participant does not exercise the vested portion of the Participant’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(b) Termination for Cause. Unless otherwise determined by the Board, each Award Agreement shall provide that upon termination of a Participant’s Continuous Service for cause, the Participant’s right to exercise the Award shall terminate concurrently with the termination of the Participant’s Continuous Service.

(c) Termination Other Than For Cause, Disability or Death. Unless otherwise determined by the Board, each Award Agreement shall provide that upon termination of a Participant’s Continuous Service other than for cause, Disability or death, the Post-Termination Exercise Period shall not exceed six (6) months (three (3) months in the case of an Incentive Stock Option).

(d) Disability of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her Disability, such Participant may, but only during the applicable Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonqualified Stock Option on the day three (3) months and one (1) day following such termination. The Post-Termination Exercise Period in the event of termination of Continuous Service due to Disability shall be at least six (6) months from the date of such termination and, in the case of an Incentive Stock Option, no more than twelve (12) months. Unless otherwise determined by the Board, each Award Agreement shall provide that the Post-Termination Exercise Period in the event of termination of Continuous Service due to Disability shall be twelve (12) months from the date of such termination.

(e) Death of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her death, or in the event of the death of the Participant during the Post-Termination Exercise Period, the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Participant’s Award that was vested at the date of such termination, within such period from the date of death as may be determined by the Board (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). Unless the Board determines otherwise, each Award Agreement shall provide that such period after death during which an Award may be exercised shall be twelve (12) months.

SECTION 10. CONDITIONS UPON ISSUANCE OF SHARES

10.1 Compliance with Applicable Laws. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares or to make such other representations and warranties, in the opinion of counsel for the Company, as are required to comply with Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.2 Restrictions on Shares. The Board may impose restrictions on any Shares acquired pursuant to the exercise of an Award including, but not limited to, restrictions on transfer related to applicable federal and state securities laws, rights of first refusal, and repurchase rights, and may cause restrictive legends to be placed on certificates representing such Shares.

SECTION 11. SPECIAL PROVISIONS RELATING TO CERTAIN TYPES OF AWARDS

11.1 Options. Subject to the terms of the Plan, the Board at any time and from time to time may grant Options, including both Incentive Stock Options and Nonqualified Stock Options, to Participants in such number as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of Options.

(a) Award Agreement. In addition to the other terms of an Option granted under the Plan, each Award Agreement with respect to a grant of an Option shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b) $100,000 Per Year Limit. Notwithstanding that an Option is designated as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time held by a Participant during any calendar year exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, the value of the Shares shall be the Fair Market Value as of the Grant Date. All Options designated as Incentive Stock Options that become exercisable in the same year shall be counted, even if they were granted at different times and under different plans. If the limit is exceeded, the most recently granted Options designated as Incentive Stock Options shall be disqualified first and be treated as Nonqualified Stock Options. An Option may be treated in part as an Incentive Stock Option and in part as a Nonqualified Stock Option.

11.2 Restricted Stock. Subject to the terms of the Plan, the Board at any time and from time to time may grant or sell Shares of Restricted Stock to Participants in such amounts as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant or sale of Restricted Stock.

(a) Removal of Restrictions. All restrictions shall expire at such times as the Board shall specify and the Board may, in its discretion, accelerate the time at which any restrictions shall lapse or be removed. To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until the end of the Period of Restriction. After the end of the Period of Restriction, the Participant shall be entitled to have any restrictive legends that were placed on the certificates representing such Shares removed.

(b) Forfeiture. Notwithstanding the provisions set forth in Section 9.2, unless the Board determines otherwise, each Award Agreement with respect to the grant of Restricted Stock shall provide for the forfeiture of any non-vested Shares underlying the Award in the event of the termination of the Participant’s Continuous Service during the Period of Restriction, other than due to death or Disability, or the failure of the Participant to attain Performance Goals, if any, during the Performance Period, as well as any other conditions determined by the Board at the time of grant. In the event of the termination of the Participant’s Continuous Service due to death or Disability, the Shares shall become fully vested unless otherwise determined by the Board. To the extent the Participant purchased the Shares granted under the Award and any such Shares remain non-vested at the time of forfeiture, the forfeiture shall cause an immediate sale of such non-vested Shares to the Company at the original Purchase Price paid to the Company by the Participant. On the date of forfeiture, the Restricted Stock shall revert to the Company, subject to the preceding purchase requirement, and again become available for grant under the Plan.

(c) Voting Rights. Participants granted Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction unless otherwise determined by the Board and set forth in the Award Agreement.

(d) Dividends and Other Distributions. During the Period of Restriction, Participants granted Shares of Restricted Stock may receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in cash, a Participant may be required to repay such dividends or distributions to the Company if the Shares of Restricted Stock with respect to which they were paid are ultimately forfeited.

11.3 Stock Appreciation Rights (SARs). Subject to the terms of the Plan, the Board at any time and from time to time may grant Stock Appreciation Rights, including both Stand-Alone SARs and Tandem SARs, to Participants in such number as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of SARs.

(a) Award Agreement. In addition to the other terms of a SAR granted under the Plan, each Award Agreement with respect to a grant of a SAR shall specify the method or formula to be used to determine the Fair Market Value of Shares from time to time, and the form of payment by the Company upon exercise of a SAR (cash, Shares or a combination thereof).

(b) Exercise of Tandem SARS. The Board may grant a Participant a Tandem SAR that allows the Participant to elect between the exercise of the underlying Option or the surrender of the Option (or a portion thereof) in exchange for a payment from the Company in an amount equal to the excess of (A) the Fair Market Value (on the Option surrender date) of the number of Shares in which the Participant is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate Exercise Price payable for such vested Shares. Such payment may be in cash, in Shares of equivalent value, or a combination thereof unless otherwise specified in the Award Agreement. Any Options granted in connection with a Tandem SAR shall be subject to the provisions of the Plan applicable to the grant of Options.

(c) Exercise of Stand-Alone SARs. The Board may grant a Participant a Stand-Alone SAR not tied to any underlying Option. The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Board shall establish. Upon exercise of the Stand-Alone SAR, the Participant shall be entitled to receive payment from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate Base Value. Such payment may be in cash, in Shares of equivalent value, or a combination thereof unless otherwise specified in the Award Agreement.

11.4 Performance Stock/Units. Subject to the terms of the Plan, the Board at any time and from time to time may grant Performance Stock and Performance Units to Participants in such amount as the Board shall determine. In addition to the other terms set forth in this Plan, the following additional terms shall apply to the grant of Performance Stock and Performance Units.

(a) Award Agreement. In addition to the other terms of Performance Stock and Performance Units granted under the Plan, each Award Agreement with respect to a grant of Performance Stock or Performance Units shall specify the Performance Goals, the Performance Period, and the value of the Shares or unit.

(b) Value of Performance Stock/Units. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Share of Performance Stock shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Board shall set Performance Goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Stock/Units that will be paid out to the Participant.

(c) Earning of Performance Stock/Units. Subject to the terms of the Plan, after the end of the applicable Performance Period, the Participant shall be entitled to receive payout on the number and value of Performance Stock/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding satisfaction of any Performance Goals, the number of Shares or the amount to be paid pursuant to an Award of Performance Stock/Units may be adjusted by the Board on the basis of such further consideration as the Board in its sole discretion shall determine.

(d) Form and Timing of Payment. Payment of earned Performance Stock/Units shall be made in a single lump sum or such other form designated by the Board following the close of the applicable Performance Period. Subject to the terms of the Plan, the Board may, in its discretion, pay earned Performance Stock/Units in the form of cash or in Shares with an aggregate Fair Market Value equal to the value of the earned Performance Stock/Units at the close of the applicable Performance Period, or a combination thereof. Such Shares may be granted subject to any restrictions deemed appropriate by the Board.

(e) Dividends and Voting Rights. At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Stock but not yet distributed. Such dividends may be subject to the same restrictions as set forth in Section 11.2(d). In addition, Participants may, at the discretion of the Board, be entitled to exercise voting rights with respect to such earned Shares.

(f) Forfeiture. Unless the Board determines otherwise, the Award Agreement shall provide for the forfeiture of all Performance Stock/Units in the event of the termination of the Participant’s Continuous Service during the Performance Period.

SECTION 12. OTHER STOCK OR CASH AWARDS

In addition to the Awards described elsewhere herein, the Board may grant other incentives payable in cash or in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

SECTION 13. ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN

13.1 Adjustments Upon Changes in Capitalization. Subject to any required action by stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan pursuant to Section 5.2, the Exercise Price, Purchase Price or Base Value of each outstanding Award, as well as any other terms that the Board determines require adjustment, shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) as the Board may determine in its discretion, any other transaction with respect to Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Notwithstanding the foregoing, the number of Shares subject to any Award shall always be a whole number.

13.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, each outstanding Award will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its discretion, declare that an Award shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable.

13.3 Substitution and Assumption of Benefits. Without affecting the number of Shares reserved, subject to or available under the Plan, the Board may authorize the issuance of Awards under the Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company acquiring another entity or an interest in another entity whether by merger, stock purchase, asset purchase or other form of transaction, upon such terms and conditions as the Board may deem appropriate. The Exercise Price and Purchase Price of Awards granted hereunder may be less than as required pursuant to Section 8.1 and shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award. Specifically, substitute Incentive Stock Options may be granted with an Exercise Price less than that otherwise required by Section 8.1 to the extent necessary to maintain the qualification of such Option as an Incentive Stock Option in accordance with applicable provisions under the Code.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation (other than a Change in Control) that results in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Board in its discretion, for each Share then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of the Company’s common stock will be entitled pursuant to the transaction.

13.4 Change in Control.

(a) Options and SARs.

(i) In the event of a Change in Control, each outstanding Option and SAR may be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of such successor corporation.

(ii) In the event that the successor corporation does not assume or substitute for the Option or SAR, then the Options or SAR held by a Participant shall become fully exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(iii) For the purpose of this Section 13.4(a), the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately before the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

(iv) With respect to Options and SARs that are assumed or substituted for, if within eighteen (18) months following the Change in Control the Participant is involuntarily terminated by the successor corporation or one of its affiliates for a reason other than cause, then the Options and SARs held by such Participant shall become fully exercisable unless otherwise specified in the Award Agreement or the Participant’s employment agreement, if any.

(b) Restricted Stock.

(i) In the event of a Change in Control, any Company repurchase or reacquisition right with respect to outstanding Shares of Restricted Stock held by a Participant may be assigned to the successor corporation. In the event that such rights are not assigned to the successor corporation, such Company repurchase or reacquisition rights will lapse and the Participant will become fully vested in such Shares of Restricted Stock immediately before the Change in Control.

(ii) If the Company repurchase or reacquisition right with respect to a Share of Restricted Stock is assigned to the successor corporation and, within eighteen (18) months following the Change in Control, the Participant is involuntarily terminated by the successor corporation or one of its affiliates for a reason other than cause, then such Participant’s Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control) will immediately have any Company repurchase or reacquisition right lapse and the Participant will become fully vested in such Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control), unless otherwise specified in the Award Agreement or the Participant’s employment agreement, if any.

(c) Performance Stock and Performance Units. In the event of a Change in Control, the Board, in its discretion, may provide for any one or more of the following with respect to the Performance Stock/Units: (i) any outstanding Performance Stock/Units shall be assumed by the successor corporation or a parent or subsidiary of the successor corporation; (ii) any outstanding Performance Stock/Units shall be terminated immediately before the Change in Control; or (iii) with respect to a Change in Control that occurs before the termination of a Participant’s Continuous Service, one hundred percent (100%) of any outstanding Performance Stock/Units shall be deemed to be earned and shall be immediately payable to the Participant. In the event any outstanding Performance Stock/Units are assumed, the successor corporation shall have the ability to reasonably and equitably adjust the Performance Goals.

SECTION 14. TERM, AMENDMENT, WAIVER AND TERMINATION

14.1 Term. Subject to Section 15.3, the Plan shall become effective as of the Effective Date and shall remain in effect until (i) all Shares subject to the Plan have been purchased or acquired according to the terms of the Plan; (ii) the Plan is terminated by the Board; or (iii) October 20, 2015, whichever is earlier. Notwithstanding the foregoing, the terms and conditions applicable to an Award granted before the termination of the Plan may thereafter be amended or modified by mutual agreement between the Company and the Participant, or such other person as may then have an interest therein.

14.2 Amendment and Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

14.3 Effect of Amendment or Termination. Any amendment, suspension or termination of the Plan shall not alter or impair any rights or obligations under any Award granted before any such amendment, suspension or termination and any such Award shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise in writing by the Participant and the Company and approved by the Board. No Awards may be granted during any period of suspension or after termination of the Plan.

14.4 Waiver. Certain limitations and requirements set forth in this Plan are included for the purpose of complying with certain exemptions under applicable federal and state securities laws, including Rule 701 under the Securities Act and Section 25102(o) of the California Corporate Securities Law of 1968, as amended. The Board may, in its discretion, modify or waive any one or more of such limitations or requirements if the Board, upon advice of counsel, determines that such limitations or requirements are no longer applicable or are otherwise not necessary for compliance with Applicable Laws with respect to an Award granted hereunder.

SECTION 15. MISCELLANEOUS

15.1 Governing Law. The Plan, the Award Agreements and all other agreements entered into under the Plan, and all actions taken in connection with the Plan or such agreements, shall be governed by and construed in accordance with the substantive laws, but not the choice of law rules, of the State of Nevada.

15.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.3 Stockholder Approval. The Plan was adopted by the Board on the Effective Date, subject to stockholder approval. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award granted or exercised before the necessary stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued upon the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

15.4 No Employment/Service Rights. No action of the Company in establishing the Plan, no action taken under the Plan by the Board and no provision of the Plan itself or of any Award Agreement shall be construed to confer upon any person any right with respect to such person’s continuous employment or service to the Company, nor shall it interfere in any way with such person’s right or the right of the Company to terminate such person’s employment or service at any time, with or without cause, and with or without notice.

15.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

15.6 Information Provided to Participants.

(a) Financial Statements. The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of the Company’s financial statements (balance sheet and income statement) at least annually. Such statements need not be audited and need not be provided to Participants whose duties with the Company assure them access to equivalent information.

(b) Copy of Plan. The Company shall provide each Participant with a copy of the Plan.

(c) Additional Disclosures. The Company may be required to provide additional information to Participants if the aggregate sales price or amount of securities sold under the Plan during any consecutive 12 month period exceeds $5 million and the Company intends to rely on the exemption from registration available under Rule 701 of the Securities Act, or to the extent otherwise required under Applicable Laws.

15.7 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company to adopt other incentive arrangements, including, for example, the grant or issuance of any equity-based rights under other plans or independently of any plan.

15.8 Prior Plans. All options or other rights outstanding under any prior plan of the Company shall continue to be governed solely by the terms of the documents evidencing such options or other rights, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or other rights.

15.9 Electronic Communications. Any Award Agreement, notice of exercise, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Board, electronically. Signatures may also be electronic if permitted by the Board.

SECTION 16. EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized Officer to execute the same.

ARIES VENTURES INC.

By:	/s/ CHRISTOPHER J. REINHARD
Christopher J. Reinhard, Chief Executive Officer

ARIES VENTURES INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder whose signature appears on the reverse side hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held January 17, 2006 and the proxy statement, and appoints Christopher J. Reinhard and Dr. Tyler M. Dylan or either of them the proxy of such stockholder, each with full power of substitution, to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Aries Ventures Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on Tuesday, January 17, 2006, at 9:00 a.m. Pacific time, at the Doubletree Hotel San Diego/Del Mar, 11915 El Camino Real, San Diego, California 92130-2539, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as specified. If no choice is specified, then this proxy will be voted for the election of the nominees for the Board of Directors listed on the reverse side and for each proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. No postage is necessary.

See Reverse Side	See Reverse Side

Your vote is important!

You can vote in one of four ways:

Vote via the Internet	Vote by Telephone	Vote by Facsimile	Vote by Mail

http://www.computershare.com 24 hours a day / 7 days a week	1-xxx-xxx-xxxx 24 hours a day / 7 days a week	1-302-262-0631 24 hours a day / 7 days a week

Instructions: Use the Internet to vote your proxy up until 5:30 p.m. Central time on the business day before the annual meeting day. Have your proxy card in hand when you access the web site.	Instructions: Use any touch-tone telephone to vote your proxy up until 5:30 p.m. Central time on the business day before the annual meeting day. Have your proxy card in hand when you call.	Instructions: Mark, sign and date your proxy card and return it via facsimile to the facsimile number shown above.	Instructions: Mark, sign and date your proxy card and return it in the enclosed envelope. No postage is necessary.

If you vote your proxy by Internet or by telephone or facsimile, you do NOT need to mail back your proxy card.

Your Internet, telephone or facsimile vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARIES VENTURES INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

		For All	Withhold All	For All Except

Proposal 1

To elect as directors the following nominees: CLASS I—(01) Edward Gabrielson and (02) Lon Otremba; CLASS II—(03) Tyler Dylan and (04) Gerald Lewis; CLASS III—(05) Murray Hutchinson, (06) Christopher Reinhard and (07) Ronald Simon. To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below:

		☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9 AND 10.
		For	Against	Abstain

Proposal 2	To approve and adopt an Agreement and Plan of Merger providing for the merger of Aries Ventures Inc. into its wholly-owned subsidiary, Cardium Therapeutics, Inc., a Delaware corporation, for the purpose of effectively changing the Company’s state of incorporation from Nevada to Delaware, changing the Company’s name to Cardium Therapeutics, Inc. and more clearly reflecting our business plans and objectives	☐	☐	☐

Proposal 3	To approve an increase of our authorized capital stock from 60,000,000 (50,000,000 of common stock and 10,000,000 of preferred stock) to 240,000,000 (200,000,000 of common stock and 40,000,000 of preferred stock)	☐	☐	☐

Proposal 4	To approve a change from a variable range Board of Directors of from three to seven members to a fixed-size Board of no less than three members and as otherwise determined from time to time by the Board of Directors	☐	☐	☐

Proposal 5	To approve an amendment to change the required vote for proposals with prior Board approval from 50% of the outstanding shares to 50% of the outstanding shares voting thereon	☐	☐	☐

Proposal 6	To approve an amendment to add that directors may only be removed for cause and with stockholder approval	☐	☐	☐

Proposal 7	To approve adding an “anti-greenmail” provision that would limit the Company’s ability to make any stock repurchase from an interested stockholder	☐	☐	☐

Proposal 8	To approve an amendment to require that stockholder action be effected at a meeting	☐	☐	☐

Proposal 9	To approve our 2005 Equity Incentive Plan	☐	☐	☐

Proposal 10	To ratify the selection of Marcum & Kliegman LLP as our independent registered public accounting firm for the fiscal year December 31, 2005	☐	☐	☐

Proposal 11	In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder with respect to all shares of common stock of Aries Ventures Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders. If no direction is made, this proxy will be voted “for” the election of each of the nominees for directors in the classes indicated and “for” Proposals 2 through 10. If any other matters properly come before the meeting, the persons named will vote in their discretion.

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with the names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

Signature	Date	Signature (Joint Owner)	Date

Title		Title